                                                                    EXHIBIT 4.10

                                                                  EXECUTION COPY

          -------------------------------------------------------------

                 AMENDED AND RESTATED SECURITY DEPOSIT AGREEMENT

                                      among

                         NRG PEAKER FINANCE COMPANY LLC
                                    (Issuer)

                        EACH PROJECT COMPANY PARTY HERETO
                               (Project Companies)

                              THE BANK OF NEW YORK
                               (Collateral Agent)

                                       and

                              THE BANK OF NEW YORK
                               (Depositary Agent)

                           DATED AS OF JANUARY 6, 2004

          -------------------------------------------------------------

                                                                  EXECUTION COPY

                                TABLE OF CONTENTS

ARTICLE I.       DEFINITIONS; RULES OF INTERPRETATION...............................     2

         1.1     Common Agreement and UCC Definitions...............................     2
         1.2     Rules of Interpretation............................................     2

ARTICLE II.      ESTABLISHMENT AND ADMINISTRATION OF ACCOUNTS.......................     2

         2.1     Establishment of Accounts..........................................     2
         2.2     Agreement of Depositary Agent......................................     5
         2.3     Deposit of Funds...................................................     6
         2.4     Issuer Event of Default............................................     6
         2.5     Unspecified Funds; Insufficient Funds..............................     6
         2.6     Powers of Collateral Agent and Depositary Agent....................     6
         2.7     Valuation of Account Funds and Any Acceptable Letter of Credit.....     7
         2.8     Disputes...........................................................     7
         2.9     Account Statements; Other Information..............................     7

ARTICLE III.     SECURITY INTEREST; REMEDIES........................................     7

         3.1     Grant of Security Interest; Dominion and Control...................     7
         3.2     UCC Provisions.....................................................     8
         3.3     Entitlement Orders.................................................     8
         3.4     Other Liens; Adverse Claims........................................     9
         3.5     Further Assurances.................................................     9
         3.6     Location of Account Records........................................     9
         3.7     Remedies...........................................................     9

ARTICLE IV.      DEPOSITS INTO AND DISBURSEMENTS FROM ACCOUNTS......................    10

         4.1     Revenue Account....................................................    10
         4.2     Debt Payment Account...............................................    14
         4.3     Debt Service Reserve Account.......................................    16
         4.4     Intentionally Omitted..............................................    17
         4.5     Acquisition Indemnity/Performance LD Reserve Account...............    17
         4.6     Distribution Account...............................................    18
         4.7     Loss Proceeds Account..............................................    19
         4.8     Completion Account.................................................    23
         4.9     Peaker Collateralization Account...................................    23
         4.10    Major Maintenance Reserve Account..................................    24
         4.11    Corporate Services Payment Account.................................    25
         4.12    Operating Accounts.................................................    25
         4.13    Fuel Accounts......................................................    26
         4.14    NRG Claim Settlement Account.......................................    26
         4.15    Excess Cash Flow Account...........................................    27
         4.16    EMS Letter of Credit Account.......................................    27

ARTICLE V.       PERMITTED INVESTMENTS; ACCEPTABLE LETTERS OF CREDIT................    28

         5.1     Permitted Investments..............................................    28
         5.2     Acceptable Letters of Credit:  EMS Letter of Credit................    29

ARTICLE VI.      DEPOSITARY AGENT...................................................    30

         6.1     Appointment; Powers and Immunities.................................    30
         6.2     Reliance by Depositary Agent.......................................    31
         6.3     Indemnification....................................................    32
         6.4     Resignation and Removal............................................    32
         6.5     Directions to Depositary Agent.....................................    33
         6.6     Payment of Fees and Expenses to Depositary Agent...................    33

ARTICLE VII.     MISCELLANEOUS......................................................    33

         7.1     Termination and Release............................................    33
         7.2     Notices............................................................    34
         7.3     Benefit of Agreement...............................................    36
         7.4     Delay and Waiver...................................................    36
         7.5     Amendments.........................................................    36
         7.6     Governing Law......................................................    36
         7.7     Consent to Jurisdiction............................................    36
         7.8     WAIVER OF JURY TRIAL...............................................    37
         7.9     Severability.......................................................    37
         7.10    Headings...........................................................    37
         7.11    Successors and Assigns.............................................    37
         7.12    Entire Agreement...................................................    37
         7.13    Consequential Damages..............................................    37
         7.14    Survival of Agreements.............................................    38
         7.15    Counterparts.......................................................    38
         7.16    Ownership of Account Funds.........................................    38
         7.17    Rights of Collateral Agent.........................................    39

Exhibit A:  Form of Disbursement Request
Exhibit B:  Form of Acceptable Letter of Credit
Exhibit C: Form of Fuel and Operating Accounts Disbursement Request Exhibit D: Form of Spare Parts Disbursement Request

                                                                  EXECUTION COPY

                  This AMENDED AND RESTATED SECURITY DEPOSIT AGREEMENT, dated as of January 6, 2004 (as amended, amended and restated, supplemented or otherwise modified from time to time, this "Agreement"), is entered into among (1) NRG PEAKER FINANCE COMPANY LLC, a Delaware limited liability company (the "Issuer"),
(2) BAYOU COVE PEAKING POWER, LLC, BIG CAJUN I PEAKING POWER LLC, NRG ROCKFORD LLC, NRG ROCKFORD II LLC and NRG STERLINGTON POWER LLC (each a "Project Company," collectively, the "Project Companies" and together with the Issuer, the "Financing Parties"), (3) THE BANK OF NEW YORK, as collateral agent (the "Collateral Agent"), and (4) THE BANK OF NEW YORK, as depositary agent hereunder (the "Depositary Agent").

                                    RECITALS

WHEREAS:

                  A. Reference is made to that certain Amended and Restated Common Agreement, dated as of the date hereof (the "Common Agreement"), among the Issuer, each of the Project Companies, XLCA, the Swap Counterparty, the Trustee and the Collateral Agent, and to the original Common Agreement, dated as of June 18, 2002 (the "Original Common Agreement"), among the Issuer, each of the Project Companies, XLCA, the Swap Counterparty, the Original Trustee and the Collateral Agent.

                  B. Pursuant to that certain Indenture, dated as of June 18, 2002, the Issuer issued $325 million of Series A Floating Rate Senior Secured Bonds due 2019 (the "Series A Bonds"). The full and timely payment of regularly scheduled payments of principal and interest on the Series A Bonds is unconditionally and irrevocably guaranteed by XLCA pursuant to that certain Financial Guaranty Insurance Policy, dated as of June 18, 2002 (including the endorsement thereto, the "Policy"), between XLCA and the Original Trustee.

                  C. Reference is made to that certain ISDA Master Agreement, dated as of June 18, 2002 (including the schedules, the credit support annex and the confirmation thereto) (the "Swap Agreement"), between the Issuer and Goldman Sachs Mitsui Marine Derivative Products, L.P. (the "Swap Counterparty"). The full and timely payment of regularly scheduled net payments due to the Swap Counterparty under the Swap Agreement is unconditionally and irrevocably guaranteed by XLCA pursuant to that certain Financial Guaranty Insurance Policy, dated as of June 18, 2002 (the "Swap Policy"), between XLCA and the Swap Counterparty.

                  D. Pursuant to the Common Agreement, each of the Project Companies guarantees the payment by the Issuer of all of the Issuer's obligations under (a) the Indenture and the Series A Bonds, (b) the Swap Agreement and (c) that certain Financial Guaranty Insurance and Reimbursement Agreement dated as of as of June 18, 2002 (the "Insurance and Reimbursement Agreement"), among XLCA, the Issuer and the Project Companies.

                  E. As a condition precedent to (a) the issuance of the Series A Bonds, the Policy and the Swap Policy and (b) the execution of the Swap Agreement by the Swap Counterparty, the parties hereto executed and delivered a Security Deposit Agreement, dated as of June 18, 2002 (the "Original Depositary Agreement").

                  F. On May 12, 2003, as a consequence of certain Issuer Events of Default under the Original Common Agreement, XLCA, as Controlling Party, declared and made all sums of accrued and outstanding principal, accrued but unpaid interest and accrued but unpaid premium remaining under the Financing Documents, together with all unpaid amounts, fees, costs and charges due under any Financing Documents, immediately due and payable (the "Acceleration").

                  G. On May 14, 2003, NRG Energy and certain of its subsidiaries filed voluntary petitions for bankruptcy under Chapter 11 of the United States Bankruptcy Code (the "NRG Bankruptcy").

                  H. Following the Acceleration and the NRG Bankruptcy, NRG Energy, NRG Power Marketing Inc., the Issuer, the Project Companies and XLCA agreed to implement a financial restructuring of the Obligations (the "Restructuring") substantially on the terms set forth in a Restructuring Agreement, dated as of September 18, 2003, by and among NRG Energy, NRG Power Marketing, the Issuer, the Project Companies and XLCA (the "Restructuring Agreement").

                  I. On October 1, 2003, the United States District Court for the Southern District of New York entered an order (the "Approval Order") in the NRG Bankruptcy authorizing and approving the transactions provided in the Restructuring including the execution and delivery of this Agreement by the parties hereto. The Approval Order became a Final Order (as defined in the Restructuring Agreement) on October 11, 2003.

                  J. It is a condition precedent to the consummation of the Restructuring that the parties hereto shall have executed and delivered this Agreement.

                  NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and as an inducement to the consummation of the Restructuring, the Financing Parties hereby agree with the Collateral Agent, for the benefit of the Secured Parties and the Depositary Agent as follows:

                                   ARTICLE I.
                      DEFINITIONS; RULES OF INTERPRETATION

         1.1 Common Agreement and UCC Definitions. Unless otherwise defined herein or unless the context otherwise requires, terms used in this Agreement have the meanings provided in Annex A to the Common Agreement or, if not defined therein, the UCC.

         1.2 Rules of Interpretation. Unless otherwise provided herein, the rules of interpretation set forth in Annex A to the Common Agreement shall apply to this Agreement.

                                  ARTICLE II.
                  ESTABLISHMENT AND ADMINISTRATION OF ACCOUNTS

         2.1 Establishment of Accounts. Each Financing Party hereby directs the Depositary Agent to establish on or prior to the Closing Date and maintain until the termination of this

Agreement in accordance with Section 7.1 or as otherwise expressly set forth herein, at its office located at 101 Barclay Street, New York, NY 10286, the following special, segregated and irrevocable non-interest bearing trust accounts (collectively, including any sub-accounts contained therein, the "Accounts"), in the name of the Issuer but under the exclusive dominion and control of the Collateral Agent as contemplated by Section 3.1:

     Name of Account at Depositary Agent          Account Number      Defined Term for Account
----------------------------------------------    --------------    ---------------------------
NRG Peaker Finance Company LLC Acquisition             269087       "Acquisition
Indemnity/Performance LD Reserve Account                            Indemnity/Performance LD
Subject to the Security Interest of The Bank                        Reserve Account"
of New York, as Collateral Agent
-----------------------------------------------------------------------------------------------
NRG Peaker Finance Company LLC Bayou Cove Fuel         269526       "Bayou Cove Fuel Account"
Account Subject to the Security Interest of
The Bank of New York, as Collateral Agent
-----------------------------------------------------------------------------------------------
NRG Peaker Finance Company LLC Bayou Cove              269527       "Bayou Cove Operating
Operating Account Subject to the Security                           Account"
Interest of The Bank of New York, as
Collateral Agent
-----------------------------------------------------------------------------------------------
NRG Peaker Finance Company LLC Big Cajun Fuel          269528       "Big Cajun Fuel Account"
Account Subject to the Security Interest of
The Bank of New York, as Collateral Agent
-----------------------------------------------------------------------------------------------
NRG Peaker Finance Company LLC Big Cajun               269529       "Big Cajun Operating
Operating Account Subject to the Security                           Account"
Interest of The Bank of New York, as
Collateral Agent
-----------------------------------------------------------------------------------------------
NRG Peaker Finance Company LLC Completion              269530       "Completion Account"
Account Subject to the Security Interest of
The Bank of New York, as Collateral Agent
-----------------------------------------------------------------------------------------------
NRG Peaker Finance Company LLC Corporate               269531       "Corporate Services Payment
Services Payment Account Subject to the                             Account"
Security Interest of The Bank of New York, as
Collateral Agent
-----------------------------------------------------------------------------------------------
NRG Peaker Finance Company LLC Debt Payment            268784       "Debt Payment Account"
Account Subject to the Security Interest of
The Bank of New York, as Collateral Agent
-----------------------------------------------------------------------------------------------
NRG Peaker Finance Company LLC Debt Service            269532       "Debt Service Reserve
Reserve Account Subject to the Security                             Account"
Interest of The Bank of New York, as
Collateral Agent
-----------------------------------------------------------------------------------------------

     Name of Account at Depositary Agent          Account Number     Defined Term for Account
----------------------------------------------    --------------    --------------------------
NRG Peaker Finance Company LLC Distribution            268786       "Distribution Account"
Account Subject to the Security Interest of
The Bank of New York, as Collateral Agent
----------------------------------------------------------------------------------------------
NRG Peaker Finance Company LLC Excess Cash             269533       "Excess Cash Flow Account"
Flow Account Subject to the Security Interest
of The Bank of New York, as Collateral Agent
----------------------------------------------------------------------------------------------
NRG Peaker Finance Company LLC Loss Proceeds           268787       "Loss Proceeds Account"
Account Subject to the Security Interest of
The Bank of New York, as Collateral Agent
----------------------------------------------------------------------------------------------
NRG Peaker Finance Company LLC Major                   269534       "Major Maintenance Reserve
Maintenance Reserve Account Subject to the                          Account"
Security Interest of The Bank of New York, as
Collateral Agent
----------------------------------------------------------------------------------------------
NRG Peaker Finance Company LLC NRG Claim               269535       "NRG Claim Settlement
Settlement Account Subject to the Security                          Account"
Interest of The Bank of New York, as
Collateral Agent
----------------------------------------------------------------------------------------------
NRG Peaker Finance Company LLC Peaker                  269088       "Peaker Collateralization
Collateralization Account Subject to the                            Account"
Security Interest of The Bank of New York, as
Collateral Agent
----------------------------------------------------------------------------------------------
NRG Peaker Finance Company LLC Revenue Account         268783       "Revenue Account"
Subject to the Security Interest of The Bank
of New York, as Collateral Agent
----------------------------------------------------------------------------------------------
NRG Peaker Finance Company LLC Rockford I Fuel         269536       "Rockford I Fuel Account"
Account Subject to the Security Interest of
The Bank of New York, as Collateral Agent
----------------------------------------------------------------------------------------------
NRG Peaker Finance Company LLC Rockford I              269537       "Rockford I Operating
Operating Account Subject to the Security                           Account"
Interest of The Bank of New York, as
Collateral Agent
----------------------------------------------------------------------------------------------
NRG Peaker Finance Company LLC Rockford II             269538       "Rockford II Fuel Account"
Fuel Account Subject to the Security Interest
of The Bank of New York, as Collateral Agent
----------------------------------------------------------------------------------------------

     Name of Account at Depositary Agent          Account Number     Defined Term for Account
----------------------------------------------    --------------    --------------------------
NRG Peaker Finance Company LLC Rockford II             269539       "Rockford II Operating
Operating Account Subject to the Security                           Account"
Interest of The Bank of New York, as
Collateral Agent
----------------------------------------------------------------------------------------------
NRG Peaker Finance Company LLC Sterlington             269540       "Sterlington Fuel Account"
Fuel Account Subject to the Security Interest
of The Bank of New York, as Collateral Agent
----------------------------------------------------------------------------------------------
NRG Peaker Finance Company LLC Sterlington             269543       "Sterlington Operating
Operating Account Subject to the Security                           Account"
Interest of The Bank of New York, as
Collateral Agent
----------------------------------------------------------------------------------------------
NRG Peaker Finance Company LLC EMS Letter of           273558       "EMS Letter of Credit
Credit Account Subject to the Security                              Account"
Interest of The Bank of New York, as
Collateral Agent
----------------------------------------------------------------------------------------------

The complete wire instructions for the Accounts are as follows:

The Bank of New York
ABA #021000018
Corporate Trust GLA 111-565
TAS Account No:  [PROJECT ACCOUNT NUMBER]
Ref:  NRG Peaker Finance Company LLC

The Depositary Agent may (but shall not be obligated to unless requested by the Collateral Agent) establish sub-accounts within the Accounts listed above from time to time as necessary for the Depositary Agent to comply with and carry out the terms of this Agreement.

Issuer, each of the Project Companies and XLCA (if XLCA is the Controlling Party) shall have unlimited access to any information relating to any of the Accounts (including, without limitation, electronic access).

         2.2      Agreement of Depositary Agent. The Depositary Agent agrees to
(i) establish and maintain the Accounts set forth in Section 2.1, (ii) accept all Account Funds to be delivered to or held by the Depositary Agent pursuant to the terms of this Agreement and (iii) to make the disbursements from such Account Funds contemplated by this Agreement as and when directed by the Collateral Agent in accordance with the terms hereof. The Depositary Agent shall hold and safeguard the Accounts and the Account Funds during the term of this Agreement and shall treat the Accounts and the Account Funds as pledged by the Financing Parties (to the extent of their respective rights and interests therein) to the Collateral Agent for the benefit of the Secured Parties, to be held by the Depositary Agent in trust for the Secured Parties in accordance with the provisions hereof and of the other Financing Documents.

         2.3 Deposit of Funds. In the event that any Financing Party receives any Project Revenues, Loss Proceeds or other amounts required to be deposited into the Accounts in accordance with the terms hereof, such Financing Party shall hold the same in precisely the form received in trust for and on behalf of the Secured Parties, segregated from other funds of such Financing Party, and without any notice or demand whatsoever shall promptly deliver the same to the Depositary Agent for application in accordance with the terms of this Agreement. Any deposit made into the Accounts hereunder shall be irrevocable.

         2.4 Issuer Event of Default. At any time when no Issuer Event of Default has occurred and is continuing, the Collateral Agent shall direct the Depositary Agent to administer the Accounts and disburse Account Funds therefrom in accordance with the express terms of this Agreement. Upon the occurrence and during the continuation of an Issuer Event of Default (a) the Collateral Agent shall direct the Depositary Agent to administer the Accounts and disburse Account Funds therefrom as directed by the Controlling Party in accordance with the Common Agreement and (b) the Depositary Agent shall execute and deliver (or cause to be executed and delivered) to the Collateral Agent all proxies and other instruments as the Collateral Agent may reasonably request for the purpose of enabling the Collateral Agent to exercise any voting or other consensual rights pertaining to the Accounts and the Account Funds.

         2.5 Unspecified Funds; Insufficient Funds. In the event that the Depositary Agent receives any funds without adequate instruction as to the Account into which such funds are to be deposited, the Depositary Agent shall promptly deposit such funds into the Revenue Account and notify the Collateral Agent and the Issuer of the receipt of such funds. If at any time there are insufficient Account Funds in any Account to make any disbursement in accordance with this Agreement, the Depositary Agent shall inform the Issuer as to such insufficiency on the same date that a Disbursement Request is received by the Depositary Agent. The Issuer shall be required to promptly submit a revised Disbursement Request, but no later than the following Business Day, upon receipt of notice of any such insufficiency from the Depositary Agent.

         2.6 Powers of Collateral Agent and Depositary Agent. The Collateral Agent and, where appropriate, the Depositary Agent shall have the right (but not the obligation) to (unless otherwise directed by XLCA (if XLCA is the Controlling Party)) (a) refuse any item for credit to any Account except as required by the terms of this Agreement and (b) refuse to honor any request for a disbursement of Account Funds that is not consistent with the terms of this Agreement. If any Financing Party fails to perform any of its agreements contained herein, the Collateral Agent may itself perform, or cause the performance of, such agreement, and the expenses of the Collateral Agent incurred in connection therewith shall be payable by the Issuer upon demand and shall be part of the Obligations. The powers conferred on the Collateral Agent and the Depositary Agent in this Agreement are solely to protect the interests of the Collateral Agent, for the benefit of the Secured Parties, in the Accounts and the Account Funds and shall not impose any duty on the Collateral Agent or the Depositary Agent to exercise any of such powers. Except for the reasonable care of any Account in its possession or under its control and the accounting of funds received by it hereunder, neither the Collateral Agent nor the Depositary Agent shall have any duty with respect to the Accounts or Account Funds, or with respect to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to the Accounts or Account Funds.

         2.7 Valuation of Account Funds and Any Acceptable Letter of Credit. Account Funds and any Acceptable Letter of Credit shall be valued as follows:

                  (a) cash shall be valued at the face amount thereof;

                  (b) each Permitted Investment shall be valued at the market value thereof (excluding accrued interest) at the time of determination, but, if such market value cannot then be determined, such Permitted Investment shall be valued at the purchase price thereof, plus earned interest; and

                  (c) any Acceptable Letter of Credit shall be valued at the Stated Amount thereof.

         2.8 Disputes. In the event of any dispute as to any amount to be disbursed by the Depositary Agent from the Accounts, the Depositary Agent is authorized and directed to retain in its possession, without liability to any Financing Party, any Secured Party or any other Person, all or any part of the Account Funds until such dispute shall have been settled by a mutual agreement of the Issuer and the Collateral Agent or by a final order, decree or judgment of a Federal or state court of competent jurisdiction located in the State of New York, but the Depositary Agent shall be under no duty whatsoever to institute or defend any such proceedings.

         2.9 Account Statements; Other Information. Not later than the 20th day of each calendar month, the Depositary Agent shall provide to the Issuer and the Collateral Agent a statement of the Account Funds held in each of the Accounts open as of the last day of the prior calendar month. The Depositary Agent shall also promptly provide the Collateral Agent and the Issuer with any information reasonably requested by the Collateral Agent or the Issuer concerning deposits to, balances in and disbursements from the Accounts.

                                  ARTICLE III.
                           SECURITY INTEREST; REMEDIES

         3.1 Grant of Security Interest; Dominion and Control. In order to secure the Obligations, each Financing Party hereby grants, pledges and assigns to the Collateral Agent, and grants in favor of the Collateral Agent, for the benefit of the Secured Parties, a security interest in and to, all of its right, title and interest, whether now owned or hereafter acquired and whether now existing or hereafter coming into existence, in, to and under this Agreement and in and to each of the Accounts and all Account Funds and all proceeds thereof. Each Financing Party hereby confirms its pledges and assignments to the Collateral Agent effected by, and the security interests in favor of the Collateral Agent created by, the other Collateral Documents in and to the Projects and all Project Revenues and Loss Proceeds. The Accounts and Account Funds shall, subject to the provisions of this Agreement and the other Financing Documents, be subject to the exclusive dominion and control of the Collateral Agent, and the Collateral Agent shall have the sole and exclusive right to direct the Depositary Agent to disburse Account Funds from the Accounts, and each Financing Party hereby appoints the Collateral Agent as its true and lawful attorney, with full power of substitution, for the purpose of directing the Depositary Agent to make any such disbursement of Account Funds from any Account, which appointment is coupled with an interest and is irrevocable. None of the Financing Parties shall have any rights or powers with respect to the Accounts or Account Funds, except as expressly provided herein. None of the Financing Parties shall make, attempt to make or consent to the making of any disbursement from any Account, except in strict adherence to the terms of this Agreement.

         3.2 UCC Provisions. The parties hereto hereby agree that: (a) each Account is and will be maintained as a "securities account" (as defined in Section 8-501(a) of the UCC), and, to the extent that credit balances not constituting financial assets are credited thereto, as a "deposit account" (as defined in Section 9-102(a)(29) of the UCC); (b) the Depositary Agent is acting in the capacity of "securities intermediary" (as defined in Section 102(a)(14) of the UCC) with respect to the Accounts to the extent of financial assets deposited therein or credited thereto, and as a "bank" (as defined in Section 9-102(a)(8) of the UCC) with respect to the Accounts to the extent of credit balances not constituting financial assets credited thereto; (c) each item of property (whether cash, cash equivalents, instruments, investments, investment property or other) credited to the Accounts shall be treated as a "financial asset" within the meaning of Section 8-102(a)(9) of the UCC; (d) the Issuer is an "entitlement holder" (as defined in Section 8-102(a)(7) of the UCC) with respect to the "financial assets" (as defined in Section 8-102(a)(9) of the UCC) credited to the Accounts; (e) the "securities intermediary's jurisdiction" (as defined in Section 8-110(e) of the UCC) and the "bank's jurisdiction" (as defined in Section 9-304(b) of the UCC) shall be the State of New York; (f) all securities and other property underlying any financial assets credited to the Accounts shall be registered in the name of the Depositary Agent or endorsed to the Depositary Agent or in blank, and in no case whatsoever will any financial asset credited to an Account be registered in the name of any Financing Party, payable to the order of any Financing Party or specially endorsed to any Financing Party except to the extent that the foregoing have been specially endorsed to the Depositary Agent or in blank; and (g) the Depositary Agent shall not change the name of or account number for any Account without the prior written consent of the Collateral Agent.

         3.3 Entitlement Orders. Notwithstanding any provision to the contrary contained herein or in any other Financing Document, if at any time the Depositary Agent shall receive any entitlement order or any other order or instruction from or originated by the Collateral Agent directing the transfer, redemption or other disposition of any financial asset relating to, or credit balances or funds carried in, the Accounts, the Depositary Agent shall comply with such entitlement order or other order or instruction without further consent by any Financing Party or any other Person. If any Financing Party is otherwise entitled to issue any orders directing the transfer, redemption or other disposition of any financial asset credited to an Account or instructions with respect to the disposition of funds of credit balances in an Account and such orders or instructions conflict with any orders or instruction issued by the Collateral Agent, the Depository Agent shall follow the orders and/or instructions issued by the Collateral Agent. The parties hereto agree that until the Depositary Agent's obligations under this Agreement shall terminate in accordance with the terms hereof, the Collateral Agent shall have control of each of the Financing Parties' security entitlements with respect to the financial assets credited to the Accounts and credit balances carried therein. The Depositary Agent hereby represents that it has not entered into, and agrees that, until the termination of this Agreement, it will not enter into, any agreement with any other Person (other than the Collateral Agent) in respect of the Accounts pursuant to which it agrees to comply with entitlement orders made by, or disposition instructions originated by, such Person.

         3.4      Other Liens; Adverse Claims.

                  3.4.1 Each Financing Party represents and warrants, as of the date hereof, that: (a) it has not granted a security interest in, or assigned its right, title and interest in, all or any part of the Accounts or the Account Funds or any proceeds thereof, other than the Liens in favor of the Collateral Agent for the benefit of the Secured Parties granted hereunder and under the other Financing Documents and other Permitted Liens; (b) it has not executed and is not aware of any effective financing statement, security agreement, control agreement or other instrument similar in effect covering all or any part of the Accounts or the Account Funds or any proceeds thereof, except such as may have been filed in connection with this Agreement and the other Financing Documents or in connection with Permitted Liens and (c) it has full power and authority to grant a security interest in, and assign its right, title and interest in, the Accounts and the Account Funds and all proceeds thereof pursuant to this Agreement. Each Financing Party covenants that it will not grant a security interest in, or assign its right, title and interest in, the Accounts or the Account Funds or any proceeds thereof, other than the Liens granted hereunder and under the other Financing Documents and other Permitted Liens.

                  3.4.2 The Depositary Agent, to the best of its knowledge without any independent investigation, has no knowledge of any Lien on the Accounts or the Account Funds other than the interests of the Collateral Agent, the Depositary Agent and the Financing Parties as provided herein. In the event that the Depositary Agent has or subsequently obtains by agreement, operation of law or otherwise a security interest in any Account or Account Funds, the Depositary Agent hereby agrees that such security interest shall be subordinate to the security interest of the Collateral Agent for the benefit of the Secured Parties.

                  3.4.3 Each of the Collateral Agent and the Depositary Agent, to the best of its knowledge without any independent investigation, has no notice of any adverse claim to the Account Funds, any Account or any financial asset credited thereto, or to security entitlements with respect thereto.

                  3.4.4 The Account Funds shall not be subject to deduction, set-off, banker's lien or any other right in favor of any Person other than the Liens in favor of the Collateral Agent and other Permitted Liens.

         3.5 Further Assurances. Each Financing Party agrees that from time to time it shall promptly execute and deliver all instruments and documents, and take all actions, that may be reasonably necessary, or that the Collateral Agent may reasonably request, in order to perfect and protect the assignment and security interest granted or intended to be granted hereby or to enable the Collateral Agent to exercise and enforce its rights and remedies hereunder with respect to the Accounts and the Account Funds and all proceeds thereof.

         3.6 Location of Account Records. Each Financing Party agrees that all records of such Financing Party concerning the Accounts shall be kept at 901 Marquette Avenue, Suite 2300, Minneapolis, MN 55402.

         3.7 Remedies. If an Issuer Event of Default shall have occurred and be continuing: (a) the Collateral Agent may exercise, in respect of the Accounts and the Account Funds, in

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

addition to other rights and remedies provided for in the Financing Documents or otherwise available to it, all the rights and remedies of a secured party on default under the UCC at that time and consistent with the provisions of the other Financing Documents, including the right to proceed to protect and enforce the rights vested in it by this Agreement, to sell, liquidate or otherwise dispose of all or any part of the Accounts and the Account Funds, and to cause the Accounts and the Account Funds to be sold, liquidated or otherwise disposed of, in each case in such manner as the Collateral Agent may elect (acting at the direction of the Controlling Party in accordance with the Common Agreement) and
(b) the proceeds of Account Funds and all cash proceeds received by the Collateral Agent in respect of any sale of, collection from or other realization upon all or any part of the Accounts and Account Funds may, in the discretion of the Collateral Agent (acting at the direction of the Controlling Party in accordance with the Common Agreement), then or at any time thereafter, be applied (after payment of any amounts payable to the Depositary Agent pursuant to the terms hereof) in whole or in part by the Collateral Agent against all or any part of the Obligations in accordance with the Financing Documents. No right, power or remedy herein conferred upon or reserved to the Collateral Agent is intended to be exclusive of any other right, power or remedy and every such right, power and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right, power and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right, power or remedy hereunder or otherwise shall not prevent the concurrent assertion or employment of any other appropriate right, power or remedy. Resort to any or all security now or hereafter held by the Collateral Agent may be taken concurrently or successively and in one or several consolidated or independent judicial actions or lawfully taken nonjudicial proceedings, or both.

                                  ARTICLE IV.
                  DEPOSITS INTO AND DISBURSEMENTS FROM ACCOUNTS

         4.1      Revenue Account.

                  4.1.1    Deposits into the Revenue Account.

                           (a)      Each Financing Party shall promptly deposit,
or cause to be deposited, the following amounts in the Revenue Account:

                                    (i)      all Project Revenues (other than
Loss Proceeds) received or receivable by such Financing Party;

                                    (ii)     all unscheduled amounts, such as
termination payments received in connection with a Partial Early Termination Event (as defined in the Swap Agreement), received by the Issuer from the Swap Counterparty or any guarantor thereof under the Swap Agreement;

                                    (iii)    all amounts received from any
replacement swap provider in connection with its entry into a Replacement Swap Agreement (other than to the extent such proceeds are required to be otherwise applied in accordance with Section 2.11 of the Common Agreement); and

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

                                    (iv)     all other amounts (other than
Excluded Revenues and amounts required to be deposited into other Accounts in accordance with the terms hereof) received or receivable by such Financing Party.

                           (b)      The Collateral Agent shall direct the
Depositary Agent to transfer all Account Funds remaining in the Distribution Account to the Revenue Account on the 30th day following each Scheduled Payment Date or on such later date to the extent permitted in accordance with Section 4.6.2.

                           (c)      The Collateral Agent shall direct the
Depositary Agent to transfer all earnings on Permitted Investments credited to any Account from such Account to the Revenue Account.

                           (d)      The Collateral Agent shall direct the
Depositary Agent to transfer Casualty Insurance Proceeds and Condemnation Proceeds from the Loss Proceeds Account to the Revenue Account in accordance with Section 4.7.2.

                           (e)      The Collateral Agent shall direct the
Depositary Agent to transfer the excess Account Funds from the Major Maintenance Reserve Account to the Revenue Account in accordance with Section 4.10.2.

                  4.1.2 Disbursements from the Revenue Account. Account Funds in the Revenue Account shall be used only for the purposes described in this
Section 4.1.2. At least 3 Business Days prior to each Monthly Date or Designated Monthly Date, as applicable, the Issuer shall deliver a Disbursement Request or a Fuel and Operating Accounts Disbursement Request to the Collateral Agent, as applicable, specifying the disbursements to be made from the Revenue Account on such Monthly Date or Designated Monthly Date, as applicable, in accordance with the following priority, to the extent of the Account Funds in the Revenue Account on such Monthly Date or Designated Monthly Date, as applicable:

                  First , transfer, on each Designated Monthly Date, to the Fuel Account of each Project Company an amount of immediately available funds in Dollars equal to (a) the aggregate of all Energy Transaction Costs for such Project Company's Project that are due and payable on such Designated Monthly Date or that will be due and payable prior to the next Designated Monthly Date minus (b) Available Fuel Funds on such Designated Monthly Date;

                  Second , transfer, on each Designated Monthly Date, to the Operating Account of each Project Company an amount of immediately available funds in Dollars equal to the O&M Expenses for such month for such Project Company that are due and payable prior to the next Designated Monthly Date in an aggregate amount of up to (a) 110% of the (x) aggregate O&M Expenses for such month for such Project Company provided in the Annual Operations Budget plus (y) any year-to-date O&M Expenses provided for in the Annual Operations Budget not used as of such Designated Monthly Date minus (b) Available Operating Funds on such Designated Monthly Date;

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

                  Third , transfer, on each Designated Monthly Date, to the Energy Manager, an amount of immediately available funds in Dollars equal to the Energy Manager Fee that is due and payable on such Designated Monthly Date;

                  Fourth , transfer, on each Monthly Date to the Collateral Agent for payment to the Secured Parties, the Trustee, the Collateral Agent and/or the Depositary Agent in accordance with the Financing Documents, an amount of immediately available funds in Dollars equal to the aggregate of all unscheduled costs, fees, additional premium payments and expenses that are due and payable to any such Persons under the Financing Documents as of such Monthly Date (it being understood that such unscheduled costs shall not include any Swap Breakage Costs, any Redemption Premium or any indemnity payment under any Financing Document);

                  Fifth , transfer, on each Monthly Date which is also a Scheduled Payment Date, to the Collateral Agent for payment to the Secured Parties, the Trustee, the Collateral Agent and/or the Depositary Agent in accordance with the Financing Documents, an amount of immediately available funds in Dollars equal to the amount of all scheduled trustee fees, collateral agent fees, depositary agent fees, premiums to XLCA in respect of the Swap Policy and other scheduled fees that are due and payable on such Scheduled Payment Date;

                  Sixth , transfer, on each Monthly Date which is also a Scheduled Payment Date, to the Debt Payment Account:

                           (A) if such Scheduled Payment Date is not the penultimate Scheduled Payment Date, an amount of Account Funds equal to the difference, if any, between (a) Scheduled Debt Service due and payable on such Scheduled Payment Date less (b) the amount of funds on deposit in the Debt Payment Account on such Scheduled Payment Date; or

                           (B) if such Scheduled Payment Date is the penultimate Scheduled Payment Date, an amount of Account Funds equal to the difference, if any, between (a) Scheduled Debt Service due and payable on such Scheduled Payment Date plus Scheduled Debt Service due and payable on the Final Scheduled Payment Date and (b) the amount of funds on deposit in the Debt Payment Account on such Scheduled Payment Date;

                  Seventh , transfer, on each Monthly Date which is also an Annual Scheduled Payment Date, to XLCA an amount of immediately available funds in Dollars equal to the Accrued Insurer Loss Amount (Swap) (if any) as of such Annual Scheduled Payment Date (after giving effect to all reimbursements to XLCA made on or prior to such Annual Scheduled Payment Date);

                  Eighth , transfer, on each Monthly Date which is also an Annual Scheduled Payment Date, to XLCA an amount of immediately available funds in Dollars equal to the Accrued Insurer Loss Amount (Bond) (if any) as of such Annual

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

                  Scheduled Payment Date (after giving effect to all reimbursements to XLCA made on or prior to such Annual Scheduled Payment Date);

                  Ninth , transfer, on each Monthly Date which is also an Annual Scheduled Payment Date, to the Collateral Agent for payment to the Secured Parties, pro rata based on the amount then owed to each Secured Party under the Financing Documents, an amount of immediately available funds in Dollars equal to the aggregate of all other amounts that are due and payable to the Secured Parties under the Financing Documents as of such Annual Scheduled Payment Date and are not covered by any of priorities First through Eighth above (it being understood that such other amounts shall include any Swap Breakage Costs, any Redemption Premium and any indemnity payment under any Financing Document (to the extent not included in the foregoing) then due and payable);

                  Tenth , transfer, on each Monthly Date which is also an Annual Scheduled Payment Date to the Major Maintenance Reserve Account, an amount of Account Funds equal to the Major Maintenance Reserve Amount as of such Annual Scheduled Payment Date;

                  Eleventh , transfer, on each Monthly Date which is also an Annual Scheduled Payment Date, to the Corporate Services Payment Account an amount of Account Funds equal to the Corporate Services Annual Fee as of such Annual Scheduled Payment Date;

                  Twelfth , transfer, on each Monthly Date which is also an Annual Scheduled Payment Date, to the Debt Service Reserve Account an amount of Account Funds equal to (a) the Debt Service Reserve Amount as of such Annual Scheduled Payment Date minus (b) the amount of Available Debt Service Reserve Funds on such Annual Scheduled Payment Date;

                  Thirteenth , transfer, on each Monthly Date which is also an Annual Scheduled Payment Date, to the Corporate Service Payment Account an amount of Account Funds equal to the Corporate Services Accumulation Amount as of such Annual Scheduled Payment Date; and

                  Fourteenth , transfer, on each Monthly Date which is also an Annual Scheduled Payment Date, Account Funds remaining in the Revenue Account after giving effect to the disbursements described in priorities First through Thirteenth above (A) to the Distribution Account, if the Distribution Test is satisfied as of the Determination Date immediately prior to such Annual Scheduled Payment Date or (B) to the Excess Cash Flow Account, if the Distribution Test is not satisfied as of the Determination Date immediately prior to such Annual Scheduled Payment Date.

Upon receipt of such Disbursement Request or Fuel and Operating Accounts Disbursement Request, and if no Issuer Event of Default has occurred and is continuing at the time the disbursements are made (unless otherwise directed by the Controlling Party pursuant to the

Common Agreement), the Collateral Agent shall provide a copy of such Disbursement Request or Fuel and Operating Accounts Disbursement Request to the Depositary Agent and direct the Depositary Agent to make the disbursements specified in such Disbursement Request or Fuel and Operating Accounts Disbursement Request. All Account Funds in the Revenue Account that are not disbursed in accordance with the foregoing shall remain in the Revenue Account. If the Issuer fails to deliver a Disbursement Request for any Monthly Date in accordance with this Section 4.1.2, the Collateral Agent shall provide notice thereof prior to such Monthly Date to the Controlling Party under the Common Agreement and shall, unless otherwise instructed by the Controlling Party under the Common Agreement, direct the Depositary Agent to make the disbursements described in priorities Fourth through Twelfth above on such Monthly Date in an amount to be determined by the Controlling Party. The Collateral Agent shall be required to transfer Account Funds on deposit in the Distribution Account to the Revenue Account on any Monthly Date upon which insufficient funds are available in the Revenue Account to make the required transfers provided in this Section
4.1.2 to the extent of such insufficiency.

         4.2      Debt Payment Account.

                  4.2.1    Deposits into the Debt Payment Account.

                           (a)      The Collateral Agent shall direct the
Depositary Agent to transfer Account Funds from the Revenue Account to the Debt Payment Account on any Annual Scheduled Payment Dates in accordance with Section 4.1.2.

                           (b)      The Swap Counterparty shall deposit all
scheduled amounts payable by it to the Issuer pursuant to the Swap Agreement into the Debt Payment Account.

                           (c)      The Collateral Agent shall direct the
Depositary Agent to transfer Account Funds from the Excess Cash Flow Account to the Debt Payment Account in accordance with Section 4.15.2.

                           (d)      The Collateral Agent shall direct the
Depositary Agent to transfer Account Funds from the Debt Service Reserve Account to the Debt Payment Account in accordance with Section 4.3.2.

                           (e)      The Collateral Agent shall direct the
Depositary Agent to transfer Account Funds from the Acquisition
Indemnity/Performance LD Reserve Account to the Debt Payment Account in accordance with Section 4.5.2.

                           (f)      The Collateral Agent shall direct the
Depositary Agent to transfer Account Funds from the Major Maintenance Reserve Account to the Debt Payment Account in accordance with Section 4.10.2.

                           (g)      The Collateral Agent shall direct the
Depositary Agent to deposit the Equity Reimbursement Payment made by NRG Energy on any Annual Scheduled Payment Date pursuant to Section 2.1 of the Parent Agreement into the Debt Payment Account.

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

                           (h)      The Collateral Agent shall direct the
Depositary Agent to transfer funds from the Cash Collateral Deposit received by the Collateral Agent pursuant to Section 12.3 of the Parent Agreement to the Debt Payment Account.

                           (i)      The Collateral Agent shall direct the
Depositary Agent to transfer the Account Funds from the EMS Letter of Credit Account to the Debt Payment Account in accordance with Section 4.16.2.

                           (j)      The Collateral Agent shall direct the
Depositary Agent to transfer Account Funds from the NRG Claim Settlement Account to the Debt Payment Account in accordance with Section 4.14.2.

                           (k)      The Collateral Agent shall direct the
Depositary Agent to deposit any amounts drawn under (x) the Policy, in the event and to the extent not paid directly to the Trustee, and (y) the Swap Policy, in the event and to the extent not paid directly to the Swap Counterparty, into the Debt Payment Account.

                           (l)      Other than as set forth in clauses (a)
through (k) of this Section 4.2.1, no deposits shall be made into the Debt Payment Account.

                  4.2.2 Disbursements from the Debt Payment Account. Account Funds in the Debt Payment Account shall be used only to pay Scheduled Debt Service. On each Scheduled Payment Date, the Collateral Agent shall direct the Depositary Agent to transfer an amount of immediately available funds in Dollars equal to all Scheduled Debt Service due and payable on such Scheduled Payment Date from the Debt Payment Account to the Trustee and/or the Swap Counterparty, pro rata based on the amounts owed to the Trustee and/or the Swap Counterparty on such Scheduled Payment Date, for payment of such Scheduled Debt Service in accordance with the applicable Financing Documents.

                  4.2.3 Priority of Funding Sources. Scheduled Debt Service shall be paid on each Scheduled Payment Date from the following sources to the extent sufficient funds are available from such sources:

                  First , from Account Funds then on deposit in the Debt Payment Account (before giving effect to the transfers described in priorities Second through Eleventh below);

                  Second , from amounts deposited in the Debt Payment Account by the Swap Counterparty pursuant to the Swap Agreement;

                  Third , from amounts transferred to the Debt Payment Account from the Revenue Account on such Scheduled Payment Date pursuant to Section 4.1.2;

                  Fourth , from amounts transferred to the Debt Payment Account from the Excess Cash Flow Account pursuant to Section 4.15.2;

                  Fifth , from amounts transferred to the Debt Payment Account from the Debt Service Reserve Account pursuant to Section 4.3.2;

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

                  Sixth , from amounts transferred to the Debt Payment Account from the Acquisition Indemnity/Performance LD Reserve Account pursuant to Section 4.5.2;

                  Seventh , from amounts transferred to the Debt Payment Account from the Major Maintenance Reserve Account pursuant to Section 4.10.2;

                  Eighth , from any Cash Collateral Deposit received by the Collateral Agent pursuant to Section 12.3 of the Parent Agreement;

                  Ninth , from the Equity Reimbursement Payments made to the Collateral Agent by NRG Energy on such Scheduled Payment Date pursuant to Section 2.1 of the Parent Agreement;

                  Tenth , from amounts transferred to the Debt Payment Account from the EMS Letter of Credit Account pursuant to Section 4.16.2;

                  Eleventh , from amounts transferred to the Debt Payment Account from the NRG Claim Settlement Account pursuant to
                  Section 4.14.2; and

                  Twelfth , (a) with respect to Scheduled Debt Service under the Indenture, from amounts drawn under the Policy, whether such amounts are paid directly to the Trustee or first deposited into the Debt Payment Account, and (b) with respect to Scheduled Debt Service under the Swap Agreement, from amounts drawn under the Swap Policy, whether such amounts are paid directly to the Swap Counterparty or first deposited into the Debt Payment Account.

                  4.2.4 Claims Under Policies. Within one Business Day following the receipt of (a) the statement provided by the Depositary Agent to the Collateral Agent pursuant to Section 2.9 each November and (b) the statement provided by the Swap Counterparty to the Collateral Agent pursuant to Section
12.21 of the Common Agreement, the Collateral Agent shall determine whether there will be sufficient funds from the sources specified in clauses First through Eleventh under Section 4.2.3 to pay in full Scheduled Debt Service due on the next Annual Scheduled Payment Date. If the Collateral Agent determines that there will be insufficient funds from such sources, it shall notify XLCA, the Trustee and the Swap Counterparty at least 3 Business Days prior to such Annual Scheduled Payment Date of the amount of such shortfall.

         4.3      Debt Service Reserve Account.

                  4.3.1    Deposits into the Debt Service Reserve Account.

                           (a)      On the Closing Date, the Depositary Agent
shall transfer all amounts then on deposit in the Collateralized Experience Account and the Collateralized Deductible Account (each as defined in the Original Common Agreement) to the Debt Service Reserve Account. In connection with any Permitted Peaker Buyout (Peaker Sale / Project Event of Default), the Issuer shall be required to deliver, or cause to be delivered, to the Depositary Agent for credit to the Debt Service Reserve Account, the amount of funds required to be deposited into the Debt Service Reserve Account pursuant to clause (ii) of the definition of Permitted Peaker Buyout (Peaker Sale/Project Event of Default).

                           (b)      The Collateral Agent shall direct the
Depositary Agent to transfer Account Funds from the Revenue Account to the Debt Service Reserve Account on Annual Scheduled Payment Dates in accordance with
Section 4.1.2.

                           (c)      The Collateral Agent shall deposit all
proceeds of drawings under any applicable Acceptable Letter of Credit in the Debt Service Reserve Account.

                           (d)      Other than as set forth in clauses (a)
through (c) of this Section 4.3.1, no deposits shall be made into the Debt Service Reserve Account.

                  4.3.2 Disbursements from the Debt Service Reserve Account. Account Funds in the Debt Service Reserve Account shall be used either (i) to pay Scheduled Debt Service or (ii) to purchase the Spare Parts. If on any Annual Scheduled Payment Date there are insufficient Account Funds in the Debt Payment Account to pay the Scheduled Debt Service due and payable on such Annual Scheduled Payment Date (after giving effect to funding priority set forth in Section 4.2.3 on such Annual Scheduled Payment Date), the Collateral Agent shall direct the Depositary Agent to transfer Account Funds from the Debt Service Reserve Account to the Debt Payment Account in an amount sufficient to make up the deficiency in the Debt Payment Account (after making any drawings on an applicable Acceptable Letter of Credit in accordance with Section 5.2). At any time on or before the third anniversary of the Closing Date, the Issuer may request disbursements to purchase any of the Spare Parts from the Debt Service Reserve Account by submitting a Spare Parts Disbursement Request for such purpose to the Collateral Agent (with a copy to the Depositary Agent) at least 5 Business Days prior to the requested date for such disbursements. Upon receipt of a Spare Parts Disbursement Request and if no Issuer Event of Default has occurred and is continuing at the time the disbursements are made (unless otherwise directed by XLCA (if XLCA is the Controlling Party) pursuant to the Common Agreement), the Collateral Agent shall provide a copy of such Spare Parts Disbursement Request to the Depositary Agent and direct the Depositary Agent to make the disbursements in accordance with such Spare Parts Disbursement Request. If on any Scheduled Payment Date or LOC Substitution Date the aggregate of all Available Debt Service Reserve Funds exceeds the then current Debt Service Reserve Amount, the Collateral Agent shall direct the Depositary Agent to transfer an amount of immediately available funds in Dollars equal to such excess from the Debt Service Reserve Account to the Distribution Account. Account Funds in the Debt Service Reserve Account that are not disbursed in accordance with this Section 4.3.2 shall remain in the Debt Service Reserve Account.

         4.4      Intentionally Omitted

         4.5      Acquisition Indemnity/Performance LD Reserve Account.

                  4.5.1 Deposits into the Acquisition Indemnity/Performance LD Reserve Account. All (a) Performance Liquidated Damages (including amounts paid under Section 3.14 of the Common Agreement by the Project Companies to the extent the Rockford II Contractors' and/or the Bayou Cove Contractors' limitation of liability provisions in the applicable agreements reduced their obligation to pay such Performance Liquidated Damages in full) and (b) Acquisition Indemnity Payments shall be deposited into the Acquisition Indemnity/Performance LD Reserve Account. Other than as set forth in the preceding sentence, no deposits shall be made into the Acquisition Indemnity/Performance LD Reserve Account.

                  4.5.2    Disbursements from the Acquisition
Indemnity/Performance LD Reserve Account. Account Funds in the Acquisition Indemnity/Performance LD Reserve Account shall be used only to pay Scheduled Debt Service on any Annual Scheduled Payment Date. If on any Annual Scheduled Payment Date there are insufficient Account Funds in the Debt Payment Account to pay the Scheduled Debt Service due and payable on such Annual Scheduled Payment Date (after giving effect to funding priority set forth in Section 4.2.3 on such Annual Scheduled Payment Date), the Collateral Agent shall direct the Depositary Agent to transfer Account Funds from the Acquisition Indemnity/Performance LD Reserve Account to the Debt Payment Account in an amount sufficient to make up the deficiency in the Debt Payment Account (after making any drawings on an applicable Acceptable Letter of Credit in accordance with Section 5.2). Account Funds in the Acquisition Indemnity/Performance LD Reserve Account that are not disbursed in accordance with this Section 4.5.2 shall remain in the Acquisition Indemnity/Performance LD Reserve Account.

         4.6      Distribution Account.

                  4.6.1    Deposits into the Distribution Account.

                           (a)      The Collateral Agent shall direct the
Depositary Agent to transfer Account Funds from the Revenue Account to the Distribution Account on each Annual Scheduled Payment Date in accordance with
Section 4.1.2.

                           (b)      The Collateral Agent shall direct the
Depositary Agent to transfer Account Funds from the Excess Cash Flow Account to the Distribution Account on each Annual Scheduled Payment Date in accordance with Section 4.15.2.

                           (c)      If on any Scheduled Payment Date or LOC
Substitution Date the aggregate of all Available Debt Service Reserve Funds exceeds the then current Debt Service Reserve Amount, the Collateral Agent shall direct the Depositary Agent to transfer such excess from the Debt Service Reserve Account to the Distribution Account in accordance with Section 4.3.2.

                           (d)      Other than as set forth in clauses (a)
through (c) of this Section 4.6.1, no deposits shall be made into the Distribution Account.

                  4.6.2 Disbursements from the Distribution Account. Account Funds in the Distribution Account shall either be (a) transferred to the Revenue Account as provided in the last sentence of Section 4.1.2 or (b) subject to the conditions set forth in Section 4.5 of the Common Agreement, used to make Restricted Payments or Tax Distributions in accordance with this Section 4.6.2; provided that any and all Restricted Payments made pursuant to this Section
4.6.2 shall be subject to Section 2.1 of the Parent Agreement. Restricted Payments or Tax Distributions may be made from the Distribution Account only on Annual Scheduled Payment Dates (or within 30 days thereafter (or on such later date to the extent permitted under

Section 4.5 of the Common Agreement)). The Issuer may request that Restricted Payments or Tax Distributions be made from the Distribution Account by submitting a Disbursement Request for such purpose to the Collateral Agent at least 5 Business Days prior to the proposed Restricted Payment Date. Upon receipt of such Disbursement Request and the certificate required to be delivered by the Issuer pursuant to Section 4.5(a)(vii) of the Common Agreement (provided that no such certificate will be required for Tax Distributions), the Collateral Agent shall, unless it receives notice from the Controlling Party under the Common Agreement that such Disbursement Request fails to comply with the requirements set forth in this Agreement and the other Financing Documents, direct the Depositary Agent to withdraw Account Funds from the Distribution Account to make the Restricted Payments or Tax Distributions specified in such Disbursement Request (and shall provide an executed copy of such Disbursement Request to the Depositary Agent as part of such direction) on the proposed Restricted Payment Date so long as each of the conditions set forth in Section
4.5 of the Common Agreement are satisfied as of such Restricted Payment Date. Account Funds in the Distribution Account that are not disbursed in accordance with this Section 4.6.2 by the 30th day following an Annual Scheduled Payment Date shall be transferred to the Revenue Account, or on such later date to the extent permitted in accordance with Section 4.5 of the Common Agreement.

         4.7      Loss Proceeds Account.

                  4.7.1    Deposits into the Loss Proceeds Account.

                           (a)      Each Financing Party shall promptly deposit,
or cause to be deposited, the following amounts into the Loss Proceeds Account:

                                    (i)      all Casualty Insurance Proceeds;

                                    (ii)     all Condemnation Proceeds;

                                    (iii)    all Net Peaker Buyout Proceeds;

                                    (iv)     any Peaker Buyout Profits remaining
after the deposits into the Debt Service Reserve Account and the Major Maintenance Reserve Account in accordance with clause (ii) of the definition of Permitted Peaker Buyout (Peaker Sale/ Project Event of Default); and

                                    (v)      any Account Funds in the Revenue
Account in respect of a Project that is subject to a Project Release Event in accordance with Section 7.1.2.

                           (b)      Other than as set forth in clause (a) of
this Section 4.7.1, no deposits shall be made into the Loss Proceeds Account.

                  4.7.2 Disbursements from the Loss Proceeds Account. Account Funds in the Loss Proceeds Account shall not be disbursed other than in accordance with this Section 4.7.2. Account Funds in the Loss Proceeds Account that are not disbursed in accordance with this Section 4.7.2 shall remain in the Loss Proceeds Account.

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

                           (a)      Casualty Insurance Proceeds.

                                    (i)      Promptly upon deposit into the Loss
Proceeds Account of any Casualty Insurance Proceeds in an aggregate amount of less than $15,000,000, the Collateral Agent shall direct the Depositary Agent to transfer all or such portion of such Casualty Insurance Proceeds to the affected Project Company required to restore, rebuild or replace the affected Project or part thereof as so certified by a Responsible Officer of the Issuer, in such Responsible Officer's capacity as an officer of the Issuer, to the Collateral Agent (with a copy to the Depositary Agent). Any such Casualty Insurance Proceeds not so disbursed after the completion of the restoration, rebuilding or replacement shall be transferred to the Revenue Account.

                                    (ii)     Any Casualty Insurance Proceeds
other than those described in clause (i) immediately above shall be applied in accordance with this clause (ii). If such Casualty Insurance Proceeds are with respect to a Significant Casualty Event, the Issuer may apply such Casualty Insurance Proceeds to effect a Permitted Peaker Buyout (Completion / Loss Event) or Peaker Collateralization in order to cure the resulting Issuer Event of Default pursuant to Section 7.1(o)(i) of the Common Agreement. If such Casualty Insurance Proceeds are with respect to a Casualty Event that is not a Significant Casualty Event and the Issuer elects to use such Casualty Insurance Proceeds to restore, rebuild or replace the affected Project or part thereof, the Issuer shall, within 60 days after such Casualty Event, deliver to the Collateral Agent (with a copy to the Depositary Agent) a certificate of a Responsible Officer of the Issuer, in such Responsible Officer's capacity as an officer of the Issuer, stating that (1) such Casualty Event is not a Significant Casualty Event and (2) the Issuer has reasonably determined and certified (and XLCA (if XLCA is the Controlling Party) after consultation with the Independent Engineer has consented thereto or the Independent Engineer (if XLCA is not the Controlling Party) has confirmed the statements set forth in such certificate) that (x) the affected Project or part thereof can be restored, rebuilt or replaced on a commercially feasible basis and (y) such Casualty Insurance Proceeds, together with any other amounts available to Issuer or the applicable Project Company for such purpose under the Financing Documents or otherwise available to the Issuer or such Project Company on terms reasonably satisfactory to XLCA (if XLCA is the Controlling Party), are sufficient to permit the restoration, rebuilding or replacement of the Project or part thereof. If the Issuer delivers such certificate, such Casualty Insurance Proceeds shall be disbursed from the Loss Proceeds Account from time to time in accordance with clause (iii) immediately below. If the Issuer does not deliver such certificate (or XLCA or the Independent Engineer, as applicable, does not consent thereto or confirm the statements therein, as applicable), it shall be an Issuer Event of Default under Section 7.1(o)(i) of the Common Agreement unless the Issuer effects a Permitted Peaker Buyout (Completion / Loss Event) or Peaker Collateralization under Section 7.1(o)(i) of the Common Agreement.

                                    (iii)    Casualty Insurance Proceeds to be
used to restore, rebuild or replace an affected Project or part thereof as contemplated by clause (ii) immediately above shall be disbursed in accordance with this clause (iii). The Issuer may request disbursements of such Casualty Insurance Proceeds from the Loss Proceeds Account by

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

submitting a Disbursement Request for such purpose to the Collateral Agent (with a copy to the Depositary Agent) at least 5 Business Days prior to the proposed date of the requested disbursements. Upon receipt of such Disbursement Request, the Collateral Agent shall direct the Depositary Agent to withdraw such Casualty Insurance Proceeds from the Loss Proceeds Account to make the disbursements as and when specified in such Disbursement Request (and shall provide an executed copy of such Disbursement Request to the Depositary Agent as part of such direction) so long as no Issuer Event of Default or, if XLCA is the Controlling Party, Disbursement Project Event of Default (other than any Disbursement Project Event of Default waived by XLCA (if XLCA is the Controlling Party) in connection with its consent to the Issuer's certification as described in clause
(ii) immediately above) has occurred and is continuing at the time the disbursements are made. The applicable Project Company shall use such Casualty Insurance Proceeds to restore, rebuild or replace the affected Project or part thereof and shall promptly and diligently restore, rebuild or replace the affected Project or part thereof using the as-built plans and specifications for such Project or part thereof (as modified to give effect to any subsequent modifications to such Project in accordance with the Financing Documents and all applicable Legal Requirements) so as to restore, rebuild or replace such Project or part thereof to substantially the same condition, operation, function and value as existed immediately prior to such Casualty Event. If any Casualty Insurance Proceeds remain after completion of the restoration, rebuilding or replacement, the Collateral Agent shall direct the Depositary Agent to transfer such Casualty Insurance Proceeds to the Revenue Account.

                           (b)      Condemnation Proceeds.

                                    (i)      Promptly upon deposit into the Loss
Proceeds Account of any Condemnation Proceeds in an aggregate amount of less than $15,000,000, the Collateral Agent shall direct the Depositary Agent to transfer all or such portion of such Condemnation Proceeds to the affected Project Company required to restore, rebuild or replace the affected Project or part thereof as so certified by a Responsible Officer of the Issuer, in such Responsible Officer's capacity as an officer of the Issuer, to the Collateral Agent (with a copy to the Depositary Agent). Any such Condemnation Proceeds not so disbursed after the completion of the restoration, rebuilding or replacement shall be transferred to the Revenue Account.

                                    (ii)     Any Condemnation Proceeds other
than those described in clause (i) immediately above shall be applied in accordance with this clause (ii). If such Condemnation Proceeds are with respect to a Significant Condemnation Event, the Issuer may apply such Condemnation Proceeds to effect a Permitted Peaker Buyout (Completion / Loss Event) or Peaker Collateralization in order to cure the resulting Issuer Event of Default pursuant to Section 7.1(o)(i) of the Common Agreement. If such Condemnation Proceeds are with respect to a Condemnation Event that is not a Significant Condemnation Event and the Issuer elects to use such Condemnation Proceeds to restore, rebuild or replace the affected Project or part thereof, the Issuer shall, within 60 days after such Condemnation Event, deliver to the Collateral Agent (with a copy to the Depositary Agent) a certificate of a Responsible Officer of the Issuer, in such Responsible Officer's capacity as an officer of the Issuer, stating that (1) such

Condemnation Event is not a Significant Condemnation Event and (2) the Issuer has reasonably determined and certified (and XLCA (if XLCA is the Controlling Party) after consultation with the Independent Engineer has consented thereto or the Independent Engineer (if XLCA is not the Controlling Party) has confirmed the statements set forth in such certificate) that (x) the affected Project or part thereof can be restored, rebuilt or replaced on a commercially feasible basis and (y) such Condemnation Proceeds, together with any other amounts available to Issuer or the applicable Project Company for such purpose under the Financing Documents or otherwise available to the Issuer or such Project Company on terms reasonably satisfactory to XLCA (if XLCA is the Controlling Party), are sufficient to permit the restoration, rebuilding or replacement of the Project or part thereof. If the Issuer delivers such certificate, such Condemnation Proceeds shall be disbursed from the Loss Proceeds Account from time to time in accordance with clause (iii) immediately below. If the Issuer does not deliver such certificate (or XLCA or the Independent Engineer, as applicable, do not consent thereto or confirm the statements therein, as applicable), it shall be an Issuer Event of Default under Section 7.1(o)(ii) of the Common Agreement unless the Issuer effects a Permitted Peaker Buyout (Completion / Loss Event) or Peaker Collateralization under Section 7.1(o)(i) of the Common Agreement.

                                    (iii)    Condemnation Proceeds to be used to
restore, rebuild or replace an affected Project or part thereof as contemplated by clause (ii) immediately above shall be disbursed in accordance with this clause (iii). The Issuer may request disbursements of such Condemnation Proceeds from the Loss Proceeds Account by submitting a Disbursement Request for such purpose to the Collateral Agent (with a copy to the Depositary Agent) at least 5 Business Days prior to the proposed date of the requested disbursements. Upon receipt of such Disbursement Request, the Collateral Agent shall direct the Depositary Agent to withdraw such Condemnation Proceeds from the Loss Proceeds Account to make the disbursements as and when specified in such Disbursement Request (and shall provide an executed copy of such Disbursement Request to the Depositary Agent as part of such direction) so long as no Issuer Event of Default or, if XLCA is the Controlling Party, Disbursement Project Event of Default (other than any Disbursement Project Event of Default waived by XLCA (if XLCA is the Controlling Party) in connection with its consent to the Issuer's certification as described in clause (ii) immediately above) has occurred and is continuing at the time the disbursements are made. The Issuer and the applicable Project Company shall use such Condemnation Proceeds to restore, rebuild or replace the affected Project and shall promptly and diligently restore, rebuild or replace the affected Project or part thereof using the as-built plans and specifications for such Project (as modified to give effect to any subsequent modifications to such Project in accordance with the Financing Documents and all applicable Legal Requirements) so as to restore, rebuild or replace such Project or part thereof to substantially the same condition, operation, function and value as existed immediately prior to such Condemnation Event. If any Condemnation Proceeds remain after completion of the restoration, rebuilding or replacement, the Collateral Agent shall direct the Depositary Agent to transfer such Condemnation Proceeds to the Revenue Account.

                           (c)      Net Peaker Buyout Proceeds and Peaker Buyout
Profits. The Issuer shall deposit into the Loss Proceeds Account (i) any Net Peaker Buyout Proceeds received in connection with a Permitted Peaker Buyout and
(ii) any Peaker Buyout Profits remaining following the deposits into the Debt Service Reserve Account and the Major Maintenance Reserve Account pursuant to clause (ii) of the definition of Permitted Peaker Buyout (Peaker Sale / Project Event of Default). The Depositary Agent shall transfer any Account Funds in the Revenue Account in respect of a Project to the Loss Proceeds Account in accordance with Section 7.1.2. Upon any such deposit, the Collateral Agent shall direct the Depositary Agent to transfer such Net Peaker Buyout Proceeds, Peaker Buyout Profits or the Account Funds, pro rata, to the Trustee for application to the prepayment of Bonds in accordance with Section 12 of the Indenture and to the Swap Counterparty for payment of any Swap Breakage Costs in accordance with
Section 15 of the Swap Agreement.

         4.8 Completion Account. Account Funds in the Completion Account shall be used only (i) to make payments for the purpose of effectuating Completion of the Rockford II Project or the Bayou Cove Project or (ii) to pay for any costs, damages or other liabilities in connection with the Bayou Cove EPC Agreement (Electric Interconnection Facility). The Issuer may request disbursements of Account Funds from the Completion Account by submitting a Disbursement Request for such purpose to the Collateral Agent (with a copy to the Depositary Agent) at least 5 Business Days prior to the proposed date of the requested disbursements specifying the disbursements to be made. Upon receipt of such Disbursement Request ,the Collateral Agent shall direct the Depositary Agent to withdraw such Account Funds from the Completion Account to make the disbursements as and when specified in such Disbursement Request (and shall provide an executed copy of such Disbursement Request to the Depositary Agent as part of such direction) so long as no Issuer Event of Default has occurred and is continuing at the time the disbursements are made. The Collateral Agent shall direct the Depositary Agent to disburse Account Funds remaining on deposit in the Completion Account following the Completion of the Rockford II Project and the Bayou Cove Project to NRG Energy or any Affiliate thereof as directed by the Issuer.

         4.9 Peaker Collateralization Account. If the Issuer elects to effect a Peaker Collateralization, the Issuer shall deposit the amount described in the definition thereof into the Peaker Collateralization Account. The Issuer may at any time replace cash on deposit in the Peaker Collateralization Account with an Acceptable Letter of Credit. Account Funds in the Peaker Collateralization Account shall be applied solely in connection with an exercise of remedies by the Collateral Agent following the occurrence and during the continuation of an Issuer Event of Default. If (a) the event for which the Issuer effected a Peaker Collateralization is cured or waived or (b) the Issuer elects not to continue such Peaker Collateralization in respect of such event, as evidenced by a certificate of a Responsible Officer of the Issuer delivered to the Collateral Agent, the Collateral Agent shall instruct the Depositary Agent to disburse the related Account Funds (or any Acceptable Letter of Credit held in lieu thereof) on deposit in the Peaker Collateralization Account to NRG Energy or any Affiliate thereof as directed by the Issuer, provided, however, that at the time of such disbursement no Issuer Event of Default shall have occurred and be continuing.

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

         4.10     Major Maintenance Reserve Account.

                  4.10.1   Deposits into the Major Maintenance Reserve Account.

                           (a)      On the Closing Date, the Issuer shall
deliver to the Depositary Agent for credit to the Major Maintenance Reserve Account an amount equal to $1,647,127. In connection with any Permitted Peaker Buyout (Peaker Sale/Project Event of Default), the Issuer shall deliver, or cause to be delivered, to the Depositary Agent for credit to the Major Maintenance Reserve Account, the amount of funds required to be deposited into the Major Maintenance Reserve Account pursuant to clause (ii) of the definition of Permitted Peaker Buyout (Peaker Sale/Project Event of Default). The Collateral Agent shall direct the Depositary Agent to transfer Account Funds from the Revenue Account to the Major Maintenance Reserve Account on each Annual Scheduled Payment Date in accordance with Section 4.1.2.

                           (b)      Other than as set forth in clause (a) of
this Section 4.10.1, no deposits shall be made into the Major Maintenance Reserve Account.

                  4.10.2 Disbursements from the Major Maintenance Reserve Account. Account Funds in the Major Maintenance Reserve Account shall either be used to (i) make a Major Maintenance Payment on each Designated Monthly Date in accordance with the Annual Operations Budget and the Common Agreement or (ii) pay Scheduled Debt Service on any Annual Scheduled Payment Date. The Issuer may request disbursements of such Major Maintenance Payment from the Major Maintenance Reserve Account by submitting a Disbursement Request for such purpose to the Collateral Agent (with a copy to the Depositary Agent) at least 3 Business Days prior to such Designated Monthly Date. Upon receipt of such Disbursement Request and if no Issuer Event of Default has occurred and is continuing at the time the disbursements are made (unless otherwise directed by XLCA (if XLCA is the Controlling Party) pursuant to the Common Agreement), the Collateral Agent shall provide a copy of such Disbursement Request to the Depositary Agent and direct the Depositary Agent to make the disbursements in accordance with such Disbursement Request. If on any Annual Scheduled Payment Date there are insufficient Account Funds in the Debt Payment Account to pay the Scheduled Debt Service due and payable on such Annual Scheduled Payment Date (after giving effect to funding priority set forth in Section 4.2.3 on such Annual Scheduled Payment Date), the Collateral Agent shall direct the Depositary Agent to transfer Account Funds from the Major Maintenance Reserve Account (prior to making any disbursements for the Major Maintenance Reserve Payment payable on such Annual Scheduled Payment Date) to the Debt Payment Account in an amount sufficient to make up the deficiency in the Debt Payment Amount. Account Funds in the Major Maintenance Reserve Account that are not disbursed in accordance with this Section 4.10.2 shall remain in the Major Maintenance Reserve Account. In the event that the Independent Engineer determines that the Major Maintenance Reserve Account is overfunded and such over funding is greater than $500,000 pursuant to Section 2.7(d) of the Common Agreement, such excess Account Funds shall be disbursed to the Revenue Account within 15 days following the date of such determination.

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

         4.11     Corporate Services Payment Account.

                  4.11.1   Deposits into the Corporate Services Payment Account.

                           (a)      The Collateral Agent shall direct the
Depositary Agent to transfer Account Funds from the Revenue Account to the Corporate Services Payment Account on each Annual Scheduled Payment Date in an amount equal to the Corporate Services Annual Fee and the Corporate Services Accumulation Amount in accordance with Section 4.1.2.

                           (b)      Other than as set forth in clause (a) of
this Section 4.11.1, no deposits shall be made into the Corporate Services Payment Account.

                  4.11.2 Disbursements from the Corporate Services Payment Account. Account Funds in the Corporate Services Payment Account shall only be used to make the Corporate Services Payment in accordance with the Corporate Services Agreement on each Annual Scheduled Debt Payment Date; provided that any and all Corporate Services Payments made under this Section 4.11.2 shall be subject to Section 2.1 of the Parent Agreement. The Issuer may request that a Corporate Services Payment that is due and payable on an Annual Scheduled Debt Payment Date be made from the Corporate Services Payment Account by submitting a Disbursement Request for such purpose to the Collateral Agent at least 5 Business Days prior to the Annual Scheduled Debt Payment Date. Upon receipt of such Disbursement Request and if no Issuer Event of Default has occurred and is continuing at the time the disbursements are made (unless otherwise directed by XLCA (if XLCA is the Controlling Party) pursuant to the Common Agreement), the Collateral Agent shall provide a copy of such Disbursement Request to the Depositary Agent and direct the Depositary Agent to make the disbursements in accordance with such Disbursement Request. Account Funds in the Corporate Services Payment Account that are not disbursed in accordance with this Section
4.11.2 shall remain in the Corporate Services Payment Account.

         4.12     Operating Accounts.

                  4.12.1   Deposits into the Operating Accounts.

                           (a)      The Collateral Agent shall direct the
Depositary Agent to transfer Account Funds from the Revenue Account to the Operating Account of each Project Company on each Designated Monthly Date in accordance with Section 4.1.2.

                           (b)      Other than as set forth in clause (a) of
this Section 4.12.1, no deposits shall be made into the Operating Accounts.

                  4.12.2   Disbursements from the Operating Accounts.

                           (a)      Account Funds in the Operating Account of
each Project Company shall only be used by each Project Company to make payments for Total O&M Expenses in accordance with the Annual Operations Budget and the Common Agreement; provided, that no Issuer Event of Default has occurred and is continuing at the time the disbursements are made (unless otherwise directed by XLCA (if XLCA is the Controlling Party) pursuant to the Common

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

Agreement). Account Funds in the Operating Accounts that are not disbursed in accordance with this Section 4.12.2 shall remain in such Operating Accounts.

         4.13     Fuel Accounts.

                  4.13.1   Deposits into the Fuel Accounts.

                           (a)      The Collateral Agent shall direct the
Depositary Agent to transfer Account Funds from the Revenue Account to the Fuel Account of each Project Company on each Designated Monthly Date in accordance with Section 4.1.2.

                           (b)      Other than as set forth in clause (a) of
this Section 4.13.1, no deposits shall be made into the Fuel Accounts.

                  4.13.2 Disbursements from the Fuel Accounts. Account Funds in the Fuel Account of each Project Company shall only be used by each Project Company to make payments for Energy Transaction Costs pursuant to the Project Company's Energy Marketing Services Agreement, provided that no Issuer Event of Default has occurred and is continuing at the time the disbursements are made (unless otherwise directed by XLCA (if XLCA is the Controlling Party) pursuant to the Common Agreement). Account Funds in the Fuel Accounts that are not disbursed in accordance with this Section 4.13.2 shall remain in such Fuel Accounts.

         4.14     NRG Claim Settlement Account.

                  4.14.1   Deposits into the NRG Claim Settlement Account.

                           (a)      The Collateral Agent shall deposit all
amounts received pursuant to Section 2.6 of the Parent Agreement in the NRG Claim Settlement Account.

                           (b)      Other than as set forth in clause (a) of
this Section 4.14.1, no deposits shall be made into the NRG Claim Settlement Account.

                  4.14.2 Disbursements from the NRG Claim Settlement Account. The Acceptable Letter of Credit in the NRG Claim Settlement Account shall be used only to pay Scheduled Debt Service on any Annual Scheduled Payment Date. If on any Annual Scheduled Payment Date there are not sufficient Account Funds in the Debt Payment Account to pay the Scheduled Debt Service due and payable on such Annual Scheduled Payment Date (after giving effect to funding priority set forth in Section 4.2.3 on such Annual Scheduled Payment Date), the Collateral Agent shall draw on the Acceptable Letter of Credit in the NRG Claim Settlement Account in an amount sufficient to make up such deficiency and direct the Depositary Agent to transfer such amount to the Debt Payment Account. The Acceptable Letter of Credit in the NRG Claim Settlement Account that are not disbursed in accordance with this Section 4.14.2 shall remain in the NRG Claim Settlement Account.

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

         4.15     Excess Cash Flow Account.

                  4.15.1   Deposits into the Excess Cash Flow Account.

                           (a)      The Collateral Agent shall direct the
Depositary Agent to transfer Account Funds from the Revenue Account to the Excess Cash Flow Account on each Annual Scheduled Payment Date in accordance with Section 4.1.2.

                           (b)      Other than as set forth in clause (a) of
this Section 4.15.1, no deposits shall be made into the Excess Cash Flow
Account.

                  4.15.2 Disbursements from the Excess Cash Flow Account. Account Funds in the Excess Cash Flow Account shall first be used to pay Scheduled Debt Service on any Annual Scheduled Payment Date. If on any Annual Scheduled Payment Date there are insufficient Account Funds in the Debt Payment Account to pay the Scheduled Debt Service due and payable on such Annual Scheduled Payment Date (after giving effect to funding priority set forth in Section 4.2.3 on such Annual Scheduled Payment Date), the Collateral Agent shall direct the Depositary Agent to transfer Account Funds from the Excess Cash Flow Account to the Debt Payment Account in an amount sufficient to make up the deficiency in the Debt Payment Amount. 50% of any Account Funds remaining in the Excess Cash Flow Account after making Scheduled Debt Service Payment on such Annual Scheduled Payment Date may be disbursed to the Distribution Account if the Distribution Test shall have been met for each of the previous 3 Determination Periods ending on the Determination Date immediately prior to such Annual Scheduled Payment Date. The remaining 50% of such Account Funds may be disbursed on the next Annual Scheduled Payment Date only if the Distribution Test is met on the Determination Date immediately prior to such next Annual Scheduled Payment Date. The Issuer may request that Account Funds in the Excess Cash Flow Account be disbursed to the Distribution Account by submitting a Disbursement Request for such purpose to the Collateral Agent at least 5 Business Days prior to any Annual Scheduled Payment Date. Upon receipt of such Disbursement Request and if no Issuer Event of Default has occurred and is continuing at the time the disbursement is to be made (unless otherwise directed by XLCA (if XLCA is the Controlling Party) pursuant to the Common Agreement), the Collateral Agent shall provide a copy of such Disbursement Request to the Depositary Agent and direct the Depositary Agent to make the disbursement from the Excess Cash Flow Account to the Distribution Account in accordance with such Disbursement Request. Account Funds in the Excess Cash Flow Account that are not disbursed in accordance with this Section 4.15.2 shall remain in the Excess Cash Flow Account.

         4.16     EMS Letter of Credit Account.

                  4.16.1   Deposits into the EMS Letter of Credit Account.

                           (a)      The Collateral Agent shall deposit all
letters of credit received pursuant to the Energy Marketing Services Agreements in the EMS Letter of Credit Account.

                           (b)      Other than as set forth in clause (a) of
this Section 4.16.1, no deposits shall be made into the EMS Letter of Credit Account.

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

                  4.16.2 Disbursements from the EMS Letter of Credit Account. Any drawing on the letter of credit in the EMS Letter of Credit Account shall be used only to pay Scheduled Debt Service on any Annual Scheduled Payment Date. Upon the satisfaction of the conditions to draw on the letter of credit in the EMS Letter of Credit Account pursuant to the Energy Marketing Services Agreements, the Collateral Agent shall draw on such letter of credit and deposit the amount so drawn in the EMS Letter of Credit Account. If on any Annual Scheduled Payment Date there are not sufficient Account Funds in the Debt Payment Account to pay the Scheduled Debt Service due and payable on such Annual Scheduled Payment Date (after giving effect to funding priority set forth in Section 4.2.3 on such Annual Scheduled Payment Date), the Collateral Agent shall direct the Depositary Agent to transfer Account Funds in the EMS Letter of Credit Account in an amount sufficient to make up such deficiency to the Debt Payment Account. The letter of credit and Account Funds in the EMS Letter of Credit Account that are not disbursed in accordance with this Section 4.16.2 shall remain in the EMS Letter of Credit Account.

                                   ARTICLE V.
               PERMITTED INVESTMENTS; ACCEPTABLE LETTERS OF CREDIT

         5.1      Permitted Investments.

                  5.1.1 Making of Permitted Investments. Cash held in the Accounts shall be invested and reinvested in Permitted Investments by the Depositary Agent, which shall make such Permitted Investments (a) when no Issuer Event of Default has occurred and is continuing, at the written direction of the Issuer, and (b) when an Issuer Event of Default has occurred and is continuing, at the written direction of XLCA (if XLCA is the Controlling Party). If there is no direction from the Issuer or XLCA (if XLCA is the Controlling Party), any cash held in any Account shall be deposited in the Cash Reserve Account at The Bank of New York, an interest bearing demand cash account at the Depositary Agent. The Depositary Agent shall have no obligation to invest or reinvest any amounts held hereunder in the absence of written investment instructions, and in no event shall the Depositary Agent be liable for the selection of Permitted Investments or for investment losses, if any, incurred thereon. Any and all commissions, broker fees or other charges, penalties, fees or expenses incurred in connection with the investment in, or liquidation of, any Permitted Investment shall be solely for the account of the Issuer, and shall be debited against the cash balance in the applicable Account.

                  5.1.2 Liquidation of Permitted Investments. The Depositary Agent shall sell or liquidate all or any portion of the Permitted Investments held in any Account at any time the proceeds thereof are required to make any disbursement from such Account in accordance with the terms of this Agreement. Unless the Depositary Agent is otherwise instructed by the Collateral Agent, any such sale or liquidation shall be in the order of maturity of the applicable Permitted Investments, with Permitted Investments closest to maturity being sold or liquidated first. In no event shall the Depositary Agent be liable for any losses incurred as a result of the liquidation of any Permitted Investment prior to its stated maturity (including, without limitation, any early withdrawal or liquidation penalty) or the failure of any Person to provide timely written investment instructions.

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

                  5.1.3 Crediting of Permitted Investments; Earnings. Each Permitted Investment and the net proceeds of the sale or liquidation thereof shall be held in the same Account from which the cash was taken to purchase such Permitted Investment. All earnings on Permitted Investments shall be transferred to the Revenue Account.

                  5.1.4 Further Assurances. The Issuer shall take or cause to be taken all actions reasonably requested by the Collateral Agent that are necessary to perfect the security interests in the Permitted Investments created or purported to be created hereby.

         5.2      Acceptable Letters of Credit: EMS Letter of Credit.

                  5.2.1 Posting of Acceptable Letters of Credit. The Issuer may satisfy its obligation to make or maintain a deposit of Account Funds in the Debt Service Reserve Account, the Acquisition Indemnity/Performance LD Reserve Account, the Peaker Collateralization Account and the NRG Claim Settlement Account or to make or maintain a Cash Collateral Deposit pursuant to the Parent Agreement by posting an Acceptable Letter of Credit in lieu thereof. Except as provided in Section 4.3.2, if after giving effect to the posting of any such Acceptable Letter of Credit the amount of Account Funds in the applicable Account or Cash Collateral Deposit in the applicable Cash Collateral Account, as the case may be, exceeds the amount required to be maintained on deposit therein pursuant to this Agreement or the Parent Agreement, the Collateral Agent shall direct to the Depositary Agent to disburse an amount of immediately available funds in Dollars equal to such excess from such Account or Cash Collateral Account to NRG Energy or any Affiliate thereof as directed by the Issuer.

                  5.2.2 Drawings on Acceptable Letters of Credit or EMS Letter of Credit. At any time when an Acceptable Letter of Credit or the EMS Letter of Credit is outstanding for an Account or a Cash Collateral Account, the Collateral Agent shall request drawings under such Acceptable Letter of Credit or the EMS Letter of Credit as follows:

                                    (a)      if on any date there are
         insufficient funds in such Account or Cash Collateral Account to make the disbursements required to be made therefrom in accordance with this Agreement or the Parent Agreement, the Collateral Agent shall request a drawing under such Acceptable Letter of Credit in an amount equal to such deficiency;

                                    (b)      if the Collateral Agent receives a
         notice from the issuer of an Acceptable Letter of Credit or the EMS Letter of Credit that such Acceptable Letter of Credit or the EMS Letter of Credit will terminate on a specified date and the Issuer or NRG Energy, as the case may be, does not provide to the Collateral Agent, at least 5 Business Days prior to the termination date set forth in the termination notice or at least 15 Business Days with respect to the EMS Letter of Credit, a replacement Acceptable Letter of Credit, the replacement EMS Letter of Credit and/or immediately available funds in Dollars in an amount (the "Replacement Amount") sufficient to achieve the balance required to be maintained in such Account or Cash Collateral Account pursuant to this Agreement, the Energy Marketing Services Agreement or the Parent Agreement, the Collateral Agent shall, prior to such termination date, request a drawing under such Acceptable Letter of Credit or the EMS Letter of Credit in an amount equal to the lesser

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

         of (i) the then current Stated Amount of such Acceptable Letter of Credit or the EMS Letter of Credit and (ii) the Replacement Amount;

                                    (c)      if the Issuer or NRG Energy, as the
         case may be, has not provided to the Collateral Agent, at least 15 days prior to the scheduled expiration date of such Acceptable Letter of Credit or the EMS Letter of Credit, a replacement Acceptable Letter of Credit or the replacement EMS Letter of Credit, as applicable, and/or immediately available funds in Dollars in an amount equal to the then current Replacement Amount, the Collateral Agent shall promptly request a drawing under such Acceptable Letter of Credit or the EMS Letter of Credit in an amount equal to the lesser of (i) the then current Stated Amount of such Acceptable Letter of Credit or the EMS Letter of Credit and (ii) such Replacement Amount; and

                                    (d)      if the Collateral Agent obtains
         notice that the long-term debt rating of the issuer of such Acceptable Letter of Credit or the EMS Letter of Credit has fallen below A2 as determined by Moody's or A as determined by S&P and the Issuer or NRG Energy, as the case may be, does not provide to the Collateral Agent, prior to the date which is 30 days after the date of such ratings decrease, a replacement Acceptable Letter of Credit, the replacement EMS Letter of Credit and/or immediately available funds in Dollars in an amount equal to the then current Replacement Amount, the Collateral Agent shall promptly request a drawing under such Acceptable Letter of Credit or the EMS Letter of Credit in an amount equal to the lesser of
         (i) the then current Stated Amount of such Acceptable Letter of Credit or the EMS Letter of Credit and (ii) such Replacement Amount.

         The Collateral Agent shall deposit the proceeds of drawings under an Acceptable Letter of Credit or the EMS Letter of Credit into the Account or Cash Collateral Account for such Acceptable Letter of Credit or the EMS Letter of Credit is posted.

                  5.2.3 Priority of Funding Sources. Unless otherwise directed in writing by the Issuer, the Collateral Agent shall first apply amounts on deposit in an Account or a Cash Collateral Account prior to drawing on any Acceptable Letter of Credit or the EMS Letter of Credit posted therefor. On any date on which a drawing under an Acceptable Letter of Credit or the EMS Letter of Credit posted for an Account may otherwise be made pursuant to clause
(b), (c) or (d) of Section 5.2.2, the Collateral Agent shall, upon the written request of the Issuer, direct the Depositary Agent to first transfer Account Funds (if any) from the Distribution Account to such Account in an amount equal to the lesser of (i) the amount of such proposed drawing and (ii) the amount of Account Funds in the Distribution Account on such date.

                                  ARTICLE VI.
                                DEPOSITARY AGENT

         6.1 Appointment; Powers and Immunities. The Collateral Agent hereby appoints and authorizes the Depositary Agent to act as depositary agent hereunder with such powers as are expressly delegated to the Depositary Agent by the terms of this Agreement. The Depositary Agent hereby accepts such appointment and each Financing Party hereby acknowledges such appointment. The Depositary Agent shall not have any duties or responsibilities except those expressly set forth in this Agreement, nor shall it be a trustee or a fiduciary for any Financing Party or any Secured Party. Notwithstanding anything to the contrary contained herein, the Depositary Agent shall not be required to take any action which is contrary to this Agreement or any other Financing Document or any Legal Requirement or which exposes the Depositary Agent to any liability. The Depositary Agent and its directors, officers, employees and agents shall not be responsible or held liable for any action taken or omitted to be taken by it or them hereunder or in connection herewith, except for its or their own gross negligence or willful misconduct. The Depositary Agent may employ agents, custodians, nominees and attorneys-in-fact and shall not be responsible for the negligence or misconduct of any such agents, custodians, nominees or attorneys-in-fact selected by it with reasonable care. Except as otherwise provided under this Agreement, the Depositary Agent shall take only such action with respect to the Accounts and Account Funds as shall be directed by the Collateral Agent. None of the provisions of this Agreement shall require the Depositary Agent to expend or risk its own funds or otherwise to incur any liability, financial or otherwise, in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or indemnity satisfactory to it against such risk or liability is not assured to it.

         6.2 Reliance by Depositary Agent. The Depositary Agent shall be fully entitled to conclusively rely upon any certificate, notice, resolution, statement, instrument, opinion, report, request, consent, order, approval or other paper or document (including facsimile) believed by it to be genuine and correct and to have been signed or sent by or on behalf of the proper Person or Persons, and upon advice and statements of legal counsel, independent accountants and other experts selected by the Depositary Agent. The Depositary Agent shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, entitlement order, approval or other paper or document. Whenever in the administration of the provisions of this Agreement the Depositary Agent shall deem it necessary or desirable that a matter be proved or established prior to taking or suffering any action to be taken hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may, in the absence of gross negligence or bad faith on the part of the Depositary Agent, be deemed to be conclusively proved and established by a certificate signed by a Responsible Officer of any Financing Party or the Collateral Agent, and delivered to the Depositary Agent and such certificate, in the absence of gross negligence or bad faith on the part of the Depositary Agent, shall be full warrant to the Depositary Agent for any action taken, suffered or omitted by it under the provisions of this Agreement upon the faith thereof. As to any other matters not expressly provided for by this Agreement, the Depositary Agent shall not be required to take any action or exercise any discretion, but shall be required to act or to refrain from acting upon instructions of the Collateral Agent (except the Depositary Agent shall not be required to take any action which exposes the Depositary Agent to personal liability or which is contrary to this Agreement, any other Financing Document or any Legal Requirement) and shall in all cases be fully protected in acting, or in refraining from acting, hereunder in accordance with the instructions of the Collateral Agent. The Depositary Agent shall not be deemed to have knowledge or notice of the occurrence of any Issuer Inchoate Default, Issuer Event of Default, Project Event of Default or Project Inchoate Default unless a Responsible Officer of the Depositary Agent has received a written notice from the Collateral Agent or a Financing Party, referring to this Agreement, describing such Issuer Inchoate Default, Issuer Event of Default, Project Event of Default or Project Inchoate Default and indicating that such written notice is a notice of default. In addition, the Depositary Agent may conclusively rely, as to the correctness of the mathematical calculations and any dollar amounts set forth in any Disbursement Request or contained in any other instructions, directions and certificates, and need not confirm or investigate the accuracy of such mathematical calculations, dollar amounts or other facts stated therein.

         6.3 Indemnification. The Issuer assumes all liabilities for, and agrees to indemnify, protect, save and keep harmless the Depositary Agent and its successors, assigns, agents, attorneys and servants from and against, any and all claims, liabilities, obligations, losses, damages, penalties, costs and reasonable expenses that may be imposed on, incurred by, or asserted against, at any time, the Depositary Agent and in any way relating to or arising out of the execution, delivery and performance of this Agreement, the establishment of the Accounts, the acceptance of deposits, the purchase or sale of Permitted Investments, the retention of cash and Permitted Investments or the proceeds thereof, draws on an Acceptable Letter of Credit and any payment, transfer or other application of cash, Permitted Investments or the proceeds of draws on an Acceptable Letter of Credit by the Depositary Agent in accordance with the provisions of this Agreement, or as may arise by reason of any act, omission or error of the Depositary Agent made in good faith in the conduct of its duties; except that the Issuer shall not be required to indemnify, protect, save and keep harmless the Depositary Agent against its own gross negligence or willful misconduct. The indemnities contained in this Section 6.3 shall survive the termination of this Agreement or removal or resignation of the Depositary Agent.

         6.4      Resignation and Removal.

                  6.4.1 Resignation. The Depositary Agent may at any time resign by giving notice to each other party to this Agreement, such resignation to be effective upon the appointment of a successor depositary agent as provided below. The Collateral Agent (upon the direction of the Controlling Party) may remove the Depositary Agent at any time by giving written notice to each other party to this Agreement, such removal to be effective upon the appointment of a successor depositary agent as provided below.

                  6.4.2 Removal. In the event of any resignation or removal of the Depositary Agent, a successor depositary agent, which shall be a bank or trust company organized under the laws of the United States of America or of the State of New York, having a corporate trust office in New York City and capital and surplus of not less than $50,000,000, shall be promptly appointed by the Collateral Agent with (so long as no Issuer Event of Default has occurred and is continuing) the approval of Issuer. If a successor depositary agent shall not have been appointed and accepted its appointment as depositary agent within 45 days after such notice of resignation of the Depositary Agent or such notice of removal of the Depositary Agent, the Depositary Agent, the Collateral Agent or any Financing Party may apply (at the sole cost and expense of the Issuer) to any court of competent jurisdiction to appoint a successor depositary agent to act until such time, if any, as a successor depositary agent shall have accepted its appointment as provided above. A successor depositary agent so appointed by such court shall immediately and without further act be superseded by any successor depositary agent appointed by the Collateral Agent as provided above. Any successor depositary agent shall be capable of acting as a "securities intermediary" (within the meaning of Section 8-102(14) of the UCC) and a "bank" (within the meaning of Section 9-102(a)(8) of the UCC) and shall promptly deliver to each party to this Agreement a written instrument accepting such position and thereupon such successor depositary agent shall succeed to all the rights and duties of the Depositary Agent, and release the Depositary Agent from its obligations, under this Agreement and shall be entitled to receive the Accounts and the Account Funds from the Depositary Agent upon executing a security deposit agreement substantially in the form of this agreement.

                  6.4.3 Transfer of Funds. Upon the replacement of the Depositary Agent hereunder, all Account Funds in the Accounts shall be transferred to the successor depositary agent. In the event of the resignation or removal of the Depositary Agent, the Depositary Agent shall be entitled to its fees and expenses in accordance with the terms hereof up to the time such resignation or removal becomes effective in accordance with this Section 6.4.

         6.5 Directions to Depositary Agent. All written directions and instructions (which may be provided by facsimile transmission) by the Issuer and the Collateral Agent to the Depositary Agent pursuant to this Agreement shall be executed by an authorized signatory (each, an "Authorized Signatory") of the Issuer or the Collateral Agent, as applicable. No Person shall be deemed to be an Authorized Signatory of the Issuer unless such person is named on a certificate of incumbency delivered to the Depositary Agent on the Closing Date or is otherwise named in a written notice signed by an Authorized Signatory and delivered by the Issuer to the Depositary Agent at any time subsequent to the Closing Date. All directions, orders and other instructions provided by the Collateral Agent to the Depositary Agent hereunder shall be in writing.

         6.6 Payment of Fees and Expenses to Depositary Agent. The Issuer covenants and agrees to pay to the Depositary Agent from time to time, or, if the Issuer fails to make such payment, the Depositary Agent may reimburse itself for from the Revenue Account, and the Depositary Agent shall be entitled to, the fees and expenses agreed in writing between the Issuer and the Depositary Agent, and will further pay or reimburse the Depositary Agent, or, if the Issuer fails to make such payment, the Depositary Agent may reimburse itself from the Revenue Account, upon its request for all expenses, disbursements and advances incurred or made by the Depositary Agent in accordance with any of the provisions hereof or any other documents executed in connection herewith (including the reasonable compensation and the reasonable expenses and disbursements of its counsel and of all persons not regularly in its employ). The obligations of the Issuer under this Section 6.6 to compensate the Depositary Agent and to pay or reimburse the Depositary Agent for reasonable expenses, disbursements and advances shall survive the satisfaction and discharge of this Agreement or the earlier resignation or removal of the Depositary Agent.

                                  ARTICLE VII.
                                  MISCELLANEOUS

         7.1      Termination and Release.

                  7.1.1 Termination. The rights and powers granted herein to the Collateral Agent have been granted in order to, among other things, perfect its security interest in the Accounts and Account Funds, are powers coupled with an interest, and will be affected neither by the bankruptcy of any Financing Party nor by the lapse of time. Except as otherwise provided herein, the obligations of the Depositary Agent hereunder shall continue in effect until the security interest of the Collateral Agent in the Accounts and Account Funds have been terminated pursuant to the terms of this Agreement and the other Financing Documents and the Collateral Agent has notified the Depositary Agent of such termination in writing. When the Common Agreement has expired or has otherwise earlier terminated and all Obligations have been paid or satisfied in full in cash, all right, title and interest of the Collateral Agent in the Accounts and Account Funds shall revert to the Financing Parties. At such time, the Collateral Agent shall direct the Depositary Agent to, and upon such direction the Depositary Agent shall, pay any Account Funds (including Permitted Investments) then remaining in the Accounts to the Issuer. No termination of any Secured Party's interest hereunder shall affect the rights of any other Secured Party hereunder.

                  7.1.2 Release. Upon the occurrence of a Project Release Event with respect to a Project, the applicable Project Company shall be released from its obligations hereunder and the Collateral Agent shall direct the Depositary Agent to transfer any Account Funds then remaining in the Revenue Account in respect of such Project (after giving effect to all payments required to be made in connection with such Project Release Event under the Financing Documents) to the Loss Proceeds Account to be disbursed in accordance with
Section 4.7.2(c). The Collateral Agent and the Depository Agent agree to execute such documents and take such other actions as are reasonably requested by, and at the expense of, the Issuer to effect or evidence the releases described in this Section 7.1.2.

         7.2 Notices. Any communications between the parties hereto or notices provided herein to be given may be given to the following addresses:

                  If to the Collateral Agent:   The Bank of New York
                                                101 Barclay Street, Floor 8 West
                                                New York, NY  10286
                                                Attention: Corporate Trust
                                                Administration
                                                Telephone No.: (212) 815-4816
                                                Facsimile No.: (212) 815-5707

                  If to the Issuer:             901 Marquette Avenue
                                                Suite 2300
                                                Minneapolis, Minnesota  55402
                                                Attn: General Counsel
                                                Telephone No.: (612) 373-5300
                                                Telecopy No.: (612) 373-5392
                                                with a copy to:

                                                Kirkland & Ellis LLP
                                                153 East 53rd Street
                                                New York, New York  10022
                                                Attention: Lisa M. Anastos
                                                Telephone No.: (212) 446-4761
                                                Telecopy No.: (212) 446-4900

                  If to any Project Company:    901 Marquette Avenue
                                                Suite 2300
                                                Minneapolis, Minnesota  55402
                                                Attn: General Counsel
                                                Telephone No.: (612) 373-5300
                                                Telecopy No.: (612) 373-5392

                                                with a copy to:

                                                Kirkland & Ellis LLP
                                                153 East 53rd Street
                                                New York, New York  10022
                                                Attention:  Lisa M. Anastos
                                                Telephone No.: (212) 446-4761
                                                Telecopy No.: (212) 446-4900

                  If to the Depositary Agent:   The Bank of New York
                                                101 Barclay Street, Floor 8 West
                                                New York, NY 10286
                                                Attention: Corporate Trust
                                                Administration
                                                Telephone No.: (212) 815-4816
                                                Facsimile No.: (212) 815-5707

All notices, directions or other communications required or permitted to be given hereunder shall be in writing and shall be considered as properly given
(a) if delivered in person, (b) if sent by overnight delivery service (including Federal Express, UPS, ETA, Emery, DHL, AirBorne and other similar overnight delivery services), (c) in the event overnight delivery services are not readily available, if mailed by first class United States Mail, postage prepaid, registered or certified with return receipt requested, (d) if sent by prepaid telegram or by facsimile or (e) if sent by other electronic means (including electronic mail) confirmed by facsimile or telephone (provided that notices in the form described in clause (e) shall not be considered properly given to the extent such notice is provided to the Collateral Agent or the Depositary Agent). Notice so given shall be effective upon receipt by the addressee, except that communication or notice so transmitted by facsimile or other direct electronic means shall be deemed to have been validly and effectively given on the day (if a Business Day and, if not, on the next following Business Day) on which it is transmitted if transmitted before 4:00 p.m., recipient's time, and if transmitted after that time, on the next following Business Day; provided, however, that if any notice is tendered to an addressee and the delivery thereof is refused by such addressee, such notice shall be effective upon such tender. Any party shall have the right to change its address for notice hereunder to any other location within the continental United States by giving of 30 days' notice to the other parties in the manner set forth above.

         7.3 Benefit of Agreement. Nothing in this Agreement, expressed or implied, shall give or be construed to give to any Person other than the parties hereto and the Secured Parties any legal or equitable right, remedy or claim under this Agreement, or under any covenants and provisions of this Agreement, each such covenant and provision being for the sole benefit of the parties hereto and the Secured Parties.

         7.4 Delay and Waiver. No failure or delay by the Collateral Agent or the Depositary Agent in exercising any right or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce any such right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Collateral Agent and the Depositary Agent hereunder are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by any Financing Party therefrom shall in any event be effective unless the same shall be permitted by Section 7.5, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given.

         7.5 Amendments. This Agreement may not be terminated, amended, amended and restated, supplemented or otherwise modified, except pursuant to a writing signed by each of the parties hereto.

         7.6 Governing Law. This Agreement, including all matters of construction, validity and performance and the creation, validity, enforcement or priority of the lien of, and security interests created by, this Agreement in or upon the Accounts and Account Funds shall be governed by the laws of the State of New York, without reference to conflicts of law (other than Section 5-1401 of the New York General Obligations Law), except as required by mandatory provisions of law and except to the extent that the validity or perfection of the lien and security interests hereunder, or remedies hereunder, in respect of any particular Account are governed by the laws of a jurisdiction other than the State of New York. Regardless of any provision herein or in any other agreement, for purposes of the UCC, the "securities intermediary's jurisdiction and the "bank's jurisdiction" of the Depositary Agent with respect to the Accounts is the State of New York.

         7.7 Consent to Jurisdiction. The Collateral Agent, the Depositary Agent and each Financing Party agree that any legal action or proceeding by or against any Financing Party or with respect to or arising out of this Agreement may be brought in or removed to the courts of the State of New York, in and for the County of New York, or of the United States of America for the Southern District of New York, as the Collateral Agent may elect. By execution and delivery of this Agreement, the Collateral Agent, the Depositary Agent and each Financing Party accept, for themselves and in respect of their property, generally and unconditionally, the jurisdiction of the aforesaid courts. The Collateral Agent, the Depositary Agent and each Financing Party irrevocably consent to the service of process out of any of the aforementioned courts in any manner permitted by law. Nothing herein shall affect the right of the Collateral Agent or the Depositary Agent to bring legal action or proceedings in any other competent jurisdiction. The Collateral Agent, the Depositary Agent and each Financing Party hereby waive any right to stay or dismiss any action or proceeding under or in connection with this Agreement brought before the foregoing courts on the basis of forum non conveniens.

         7.8 WAIVER OF JURY TRIAL. EACH FINANCING PARTY, THE DEPOSITARY AGENT AND THE COLLATERAL AGENT HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH, THIS AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY FINANCING PARTY, THE DEPOSITARY AGENT OR THE COLLATERAL AGENT. THIS PROVISION IS A MATERIAL INDUCEMENT FOR EACH PARTY TO ENTER INTO THIS AGREEMENT.

         7.9 Severability. The provisions of this Agreement are severable, and if any clause or provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision of this Agreement in any jurisdiction.

         7.10 Headings. Article and Section headings have been inserted in this Agreement as a matter of convenience for reference only and it is agreed that such article and section headings are not parts of this Agreement and shall not be used in the interpretation of any provision of this Agreement.

         7.11 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, provided that (a) no Financing Party may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Collateral Agent (in accordance with Section 9.2 of the Common Agreement) or as otherwise expressly permitted by the Financing Documents and
(b) the Depositary Agent may only assign or otherwise transfer any of its rights or obligations hereunder in accordance with the terms of this Agreement (including Article VI).

         7.12 Entire Agreement. This Agreement and any agreement, document or instrument attached hereto or referred to herein among the parties hereto integrate all the terms and conditions mentioned herein or incidental hereto and supersede all oral negotiations and prior writings in respect of the subject matter hereof.

         7.13 Consequential Damages. In no event shall the Depositary Agent or the Collateral Agent be liable for special, indirect, punitive or consequential loss or damage of any kind whatsoever (including lost profits), in connection with, arising out of or in any way related to the transactions contemplated by this Agreement, even if the Depositary Agent has been advised of the likelihood of such loss or damage and regardless of the form of action.

         7.14 Survival of Agreements. All covenants, agreements, representations and warranties made by the Financing Parties herein and in the certificates or other instruments delivered in connection with or pursuant to this Agreement shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement and shall continue in full force and effect as long as any of the Obligations are outstanding and unpaid. The provisions of this Agreement regarding the payment of expenses and indemnification obligations, including Sections 6.3 and 6.6, shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the payment of all Obligations or the termination of this Agreement or any provision hereof.

         7.15 Counterparts. This Agreement and any amendments, waivers, consents or supplements hereto or in connection herewith may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

         7.16 Ownership of Account Funds. On any day each Project Company shall be deemed to own an amount of Account Funds in each Account determined in accordance with the following:

                  (a) With respect to the Revenue Account, the Debt Payment Account, the Excess Cash Flow Account and the Distribution Account, each Project Company will be deemed to own on any given day an amount of Account Funds in such Account equal to (i)(A) the aggregate amount of Project Revenues deposited into the Revenue Account in respect of such Project Company on or prior to such day divided by (B) the aggregate amount of Project Revenues deposited into the Revenue Account in respect of all Project Companies on or prior to such day, multiplied by (ii) the aggregate amount of Account Funds in such Account on such day.

                  (b) With respect to the Debt Service Reserve Account, each Project Company will be deemed to own on any given day an amount of Account Funds in such Account equal to (i) such Project Company's Allocation Percentage multiplied by (ii) the aggregate amount of Account Funds in such Account on such day.

                  (c) With respect to the Completion Account, the Loss Proceeds Account and the Peaker Collateralization Account and the Major Maintenance Reserve Account, each Project Company will be deemed to own on any given day an amount of Account Funds in such Account equal to
         (i) the amount of funds deposited into such Account in respect of such Project Company on or prior to such day minus (b) the amount of funds disbursed from such Account in respect of such Project Company on or prior to such day.

                  (d) With respect to the Acquisition Indemnity/Performance LD Reserve Account, each Project Company will be deemed to own any given day an amount of Account Funds in such Account equal to (i) the amount of funds deposited into such Account in respect of such Project Company on or prior to such day minus (ii)(A) (1) the amount of funds deposited into such Account in respect of such Project Company on or prior to such day divided by (2) the aggregate amount of funds deposited into such Account in respect of all Project Companies on or prior to such day multiplied by (B) the aggregate amount of funds withdrawn from such Account on or prior to such day.

                  (e) With respect to the Fuel Accounts and the Operating Accounts, each Project Company owns its own Fuel Account and Operating Account.

                  (f) With respect to the Corporate Services Payment Account, each Project Company will be deemed to own on any given day an amount of Account Funds in such Account equal to such Project Company's pro rata share of the aggregate amount of Account Funds in such Account on such day.

                  Notwithstanding the foregoing, Project Revenues paid by a Project Company to the Issuer constituting a mandatory prepayment of amounts evidenced by a Project Loan Note executed by such Project Company, shall be the property of the Issuer.

         7.17 Rights of Collateral Agent. In acting under or by virtue of this Agreement, the Collateral Agent shall be entitled to all the rights, privileges, and immunities provided to it in the Common Agreement, all of which are incorporated by reference herein with the same force and effect as if set forth herein in their entirety.

                            [SIGNATURE PAGE FOLLOWS]

                  IN WITNESS WHEREOF, the parties hereto, by their officers duly authorized, intending to be legally bound, have caused this Security Deposit Agreement to be duly executed and delivered as of the date first above written.

                                              NRG PEAKER FINANCE COMPANY LLC,
                                              as Issuer

                                              By:_______________________________
                                                 Name:
                                                 Title:

                                              BAYOU COVE PEAKING POWER, LLC,
                                              as Project Company

                                              By:_______________________________
                                                 Name:
                                                 Title:

                                              BIG CAJUN I PEAKING POWER LLC,
                                              as Project Company

                                              By:_______________________________
                                                 Name:
                                                 Title:

                                              NRG ROCKFORD LLC,
                                              as Project Company

                                              By:_______________________________
                                                 Name:
                                                 Title:

                                              NRG ROCKFORD II LLC,
                                              as Project Company

                                              By:_______________________________
                                                 Name:
                                                 Title:

                                              NRG STERLINGTON POWER LLC,
                                              as Project Company

                                              By:_______________________________
                                                 Name:
                                                 Title:

                                              THE BANK OF NEW YORK,
                                              as Collateral Agent

                                              By:_______________________________
                                                 Name:
                                                 Title:

                                              THE BANK OF NEW YORK,
                                              as Depositary Agent

                                              By:_______________________________
                                                 Name:
                                                 Title:

                                                                       EXHIBIT A
                                                   to Security Deposit Agreement

                        FORM OF DISBURSEMENT REQUEST(1)

                                                                          [Date]

The Bank of New York, as Collateral Agent
101 Barclay Street, Floor 8 West
New York, New York  10286
Attention:  Corporate Trust Department

The Bank of New York, as Depositary Agent
101 Barclay Street, Floor 8 West
New York, New York  10286
Attention:  Corporate Trust Department

                  Re:  NRG Peaker Finance Company LLC

Ladies and Gentlemen:

                  NRG Peaker Finance Company LLC (the "Issuer") is delivering this Disbursement Request pursuant to the Amended and Restated Security Deposit Agreement, dated January 6, 2004 (the "Depositary Agreement"), among the Issuer, each Project Company party thereto, The Bank of New York, as Collateral Agent and The Bank of New York, as Depositary Agent. Capitalized terms used but not defined herein shall have the meanings given to such terms in Annex A to the Common Agreement (as defined in the Depositary Agreement).

                  [Insert the following, as applicable in accordance with
         Section 4.1.2 of the Depositary Agreement, for disbursements from the Revenue Account --

                  Pursuant to Section 4.1.2 of the Depositary Agreement, we hereby request that the following disbursements be made from the Revenue
Account:

                  (1) On [INSERT MONTHLY DATE], transfer $__________ to the Collateral Agent for payment to the Secured Parties, the Trustee, the Collateral Agent and/or the Depositary Agent, in accordance with priority Fourth in Section 4.1.2 of the Depositary Agreement, the following amounts:

---------------------------
(1) To the extent there are not sufficient Account Funds in the Accounts to make the disbursements therefrom, such disbursements will be made in accordance with the Depositary Agreement.

         (a)      $______, to XLCA [Insert wire/account information];

         (b)      $______, to the Trustee for the benefit of the Bondholders;

         (c) $______, to the Swap Counterparty [Insert wire/account information];

         (d)      $______, to the Trustee in its trust capacity;

         (e)      $______, to the Collateral Agent in its trust capacity; and

         (f)      $______, to the Depositary Agent.

                  (2) On [INSERT APPLICABLE MONTHLY DATE THAT IS ALSO A SCHEDULED PAYMENT DATE], transfer $__________ to the Collateral Agent for payment to the Secured Parties, the Trustee, the Collateral Agent and/or the Depositary Agent, in accordance with priority Fifth in
         Section 4.1.2 of the Depositary Agreement, the following amounts:

         (a)      $______, to XLCA [Insert wire/account information];

         (b)      $______, to the Trustee for the benefit of the Bondholders;

         (c) $______, to the Swap Counterparty [Insert wire/account information];

         (d)      $______, to the Trustee in its trust capacity;

         (e)      $______, to the Collateral Agent in its trust capacity; and

         (f)      $______, to the Depositary Agent.

                  (3) On [INSERT APPLICABLE MONTHLY DATE THAT IS ALSO A SCHEDULED PAYMENT DATE], transfer $__________ to the Debt Payment Account in accordance with priority Sixth in Section 4.1.2 of the Depositary Agreement.

                  (4) On [INSERT APPLICABLE MONTHLY DATE THAT IS ALSO AN ANNUAL SCHEDULED PAYMENT DATE], transfer $__________ to XLCA in accordance with priority Seventh in Section 4.1.2 of the Depositary Agreement.

                  (5) On [INSERT APPLICABLE MONTHLY DATE THAT IS ALSO AN ANNUAL SCHEDULED PAYMENT DATE], transfer $__________ to XLCA in accordance with priority Eighth in Section 4.1.2 of the Depositary Agreement.

                  (6) On [INSERT APPLICABLE MONTHLY DATE THAT IS ALSO AN. ANNUAL SCHEDULED PAYMENT DATE], transfer $__________ to the Collateral Agent for payment to the Secured Parties, in accordance with priority Ninth in Section 4.1.2 of the Depositary Agreement, the following amounts:

         (a)      $______, to XLCA [Insert wire/account information];

         (b)      $______, to the Trustee for the benefit of the Bondholders;

         (c) $______, to the Swap Counterparty [Insert wire/account information];

         (d)      $______, to the Trustee in its trust capacity;

         (e)      $______, to the Collateral Agent in its trust capacity; and

         (f)      $______, to the Depositary Agent.

                  (7) On [INSERT APPLICABLE MONTHLY DATE THAT IS ALSO AN ANNUAL SCHEDULED PAYMENT DATE], transfer $__________ to the Major Maintenance Reserve Account in accordance with priority Tenth in
         Section 4.1.2 of the Depositary Agreement.

                  (8) On [INSERT APPLICABLE MONTHLY DATE THAT IS ALSO AN ANNUAL SCHEDULED PAYMENT DATE], transfer $__________ to the Corporate Service Payment Account in accordance with priority Eleventh in Section
         4.1.2 of the Depositary Agreement.

                  (9) On [INSERT APPLICABLE MONTHLY DATE THAT IS ALSO AN ANNUAL SCHEDULED PAYMENT DATE], transfer $__________ to the Debt Service Reserve Account in accordance with priority Twelfth in Section
         4.1.2 of the Depositary Agreement.

                  (10) On [INSERT APPLICABLE MONTHLY DATE THAT IS ALSO AN ANNUAL SCHEDULED PAYMENT DATE], transfer $__________ to the Corporate Service Payment

                  Account in accordance with priority Thirteenth in Section
                  4.1.2 of the Depositary Agreement.

         (11) On [INSERT APPLICABLE MONTHLY DATE THAT IS ALSO AN ANNUAL SCHEDULED PAYMENT DATE], transfer $__________ to [DELETE AS APPLICABLE] [the Distribution Account] [the Excess Cash Flow Account] in accordance with priority Fourteenth in Section 4.1.2 of the Depositary Agreement.

         We hereby certify, as of [INSERT THE MONTHLY DATE], that (a) no Issuer Event of Default has occurred and is continuing or will result from the disbursements requested hereby and (b) we have complied with all applicable provisions of the relevant Financing Documents relating to the disbursements requested hereby.]

         [Insert the following for disbursements from the Distribution Account--

         Pursuant to Section 4.6.2 of the Depositary Agreement, we hereby request that the [Restricted Payments] [Tax Distributions] specified on Part A of Schedule I hereto be made from the Distribution Account on [INSERT PROPOSED [RESTRICTED PAYMENT DATE] [SUBSEQUENT RESTRICTED PAYMENT DATE] [SUBSEQUENT PROJECT RESTRICTED PAYMENT DATE]] (the "Restricted Payment Date").

         [INSERT AS APPLICABLE- [Attached hereto is the certificate required to be delivered pursuant to Section 4.5(a)(vii) of the Common Agreement.] [The Issuer hereby certifies that the Tax Distributions requested hereby are of the kind described in Section 4.5[e][f] of the Common Agreement and each of the conditions set forth in Section 4.5[e][f] are satisfied.]]

         We hereby [FURTHER] certify that we have complied with all applicable provisions of the relevant Financing Documents relating to the disbursements requested hereby.]

         [Insert the following for disbursements from the Excess Cash Flow Account--

         Pursuant to Section 4.15.2 of the Depositary Agreement, we hereby request that the disbursement be made from the Excess Cash Flow Account to the Distribution Account on [INSERT ANNUAL SCHEDULED PAYMENT DATE].

         The total amount of the requested disbursements is $______.

         We hereby certify, as of [INSERT ANNUAL SCHEDULED PAYMENT DATE], that
(a) no Issuer Event of Default has occurred and is continuing or will result from the disbursements requested hereby and (b) we have complied with all applicable provisions of the relevant Financing Documents relating to the disbursements requested hereby.]

         [Insert the following for disbursements of Casualty Insurance Proceeds or Condemnation Proceeds from the Loss Proceeds Account --

         Pursuant to Section 4.7.2([a][b](iii)) of the Depositary Agreement, we hereby request that the disbursements specified on Part B of Schedule I hereto be made from the Loss Proceeds Account on [INSERT DATE(S) OF REQUESTED DISBURSEMENT] (the "Disbursement Date"). Such disbursements are being requested for the [NAME OF AFFECTED PROJECT] (the "Project") and are due and payable on or prior to the Disbursement Date, and all invoices with respect thereto are attached. The total amount of the requested disbursements is $__________, which amount does not exceed the cost of restoration work completed or incurred since the prior Disbursement Request.

         Attached hereto is the certificate described in Section 4.7.2[a][b](ii) of the Depositary Agreement, which certificate is hereby made a part hereof.

         We hereby further certify, as of the Disbursement Date, as follows:

         (1) the funds requested by this Disbursement Request will be used solely to pay the costs related to the restoration, rebuilding or replacement of the Project. [insert if the Project has not achieved Completion

         [(2)     the work performed to date has been satisfactorily performed in a good and workmanlike manner and in accordance with the applicable Construction Contracts for the Project;]

         [insert if the Project has achieved Completion---

         [(2)     the work performed to date has been satisfactorily performed in a good and workmanlike manner and in accordance with the as-built plans and specifications for the Project;]

         (3) all undisbursed Account Funds in the Loss Proceeds Account to be used for the restoration, rebuilding or replacement of the Project, and any other amounts available to [NAME OF APPLICABLE PROJECT COMPANY] under the Operative Documents for such purpose or otherwise available for such purpose, are sufficient to restore, rebuild or replace the Project;

         (4) all disbursements requested in prior Disbursement Requests, if any, in respect of the restoration, rebuilding or replacement of the Project have been expended or applied pursuant to the provisions of the Financing Documents and (b) the items for which amounts are requested in this Disbursement Request have not been the basis of a previous Disbursement Request;

         (5) no Issuer Event of Default [INSERT IF XLCA IS THE CONTROLLING PARTY-- or Disbursement Project Event of Default (other than any Disbursement Project Event of Default waived by XLCA (if XLCA is then the Controlling Party) in connection with its consent to the Issuer's certification as described in
Section 4.7.2[a][b](ii) of the Depositary Agreement)] has occurred and is continuing; and

         (6) the insurance required under Section 3.10 of the Common Agreement to which the Project Company is a party is in full force and effect.

         (7) we have complied with all applicable provisions of the relevant Financing Documents relating to the disbursements requested hereby.

         [Insert  the following for disbursements from the Completion Account--

         Pursuant to Section 4.8 of the Depositary Agreement, we hereby request that the disbursements specified on Part C of Schedule I hereto be made from the Completion Account on [INSERT DATE]. Such disbursements are being requested for the [NAME OF APPLICABLE PROJECT].

         We hereby certify, as of [INSERT DATE UPON WHICH DISBURSEMENT FROM COMPLETION ACCOUNT IS TO BE MADE] that (a) no Issuer Event of Default has occurred and is continuing or will result from the disbursements requested hereby, and (b) we have complied with all applicable provisions of the relevant Financing Documents relating to the disbursements requested hereby.]

         [Insert the following for disbursements from the Major Maintenance Reserve Account--

         Pursuant to Section 4.10 of the Depositary Agreement, we hereby request that the disbursements specified on Part D of Schedule I and on the Request for Expenditure attached as Exhibit I hereto be made from the Major Maintenance Reserve Account on [INSERT THE DESIGNATED MONTHLY DATE].

         Such disbursements are being requested for the [NAME OF THE PROJECT COMPANY] in accordance with the Annual Operations Budget.

         We hereby certify, as of [INSERT THE DESIGNATED MONTHLY DATE], that (a) the funds requested by this Disbursement Request will be used solely to pay the costs related to the major maintenance of [THE NAME OF THE PROJECT COMPANY]; (b) no Issuer Event of Default has occurred and is continuing or will result from the disbursements requested hereby, and (c) we have complied with all applicable provisions of the relevant Financing Documents relating to the disbursements requested hereby.

         [Insert the following for disbursements from the Corporate Services Payment Account--

         Pursuant to Section 4.11 of the Depositary Agreement, we hereby request that the disbursements be made from the Corporate Services Payment Account on [INSERT THE ANNUAL SCHEDULED PAYMENT DATE].

         The total amount of the requested disbursements is $______.

         We hereby certify, as of [INSERT THE ANNUAL SCHEDULED PAYMENT DATE], that (a) the funds requested by this Disbursement Request will be used solely to make the Corporate Services Payment under the Corporate Services Agreement; (b) no Issuer Event of Default has occurred and is continuing or will result from the disbursements requested hereby, and (c) we have complied with all applicable provisions of the relevant Financing Documents relating to the disbursements requested hereby.

         The agreements, statements, certifications, representations and warranties contained in this Disbursement Request shall survive and remain effective until the Obligations are paid or otherwise satisfied in full.

                            [SIGNATURE PAGES FOLLOW]

         IN WITNESS WHEREOF, the Issuer has caused this Disbursement Request to be duly executed and delivered by a Responsible Officer of the Issuer as of the date first above written.

                                              NRG PEAKER FINANCE COMPANY LLC

                                              By:_______________________________
                                                 Name:
                                                 Title:

[insert for disbursements of Casualty Insurance Proceeds or Condemnation Proceeds from the Loss Proceeds Account pursuant to Section 4.7.2(a)(ii) of the Depositary Agreement or Section 4.7.2 (b)(ii) of the Depositary Agreement, as the case may be--

                  I, the undersigned, hereby confirm that, to the best of my knowledge, the certification set forth in Item 4(2) above are accurate.

Dated:  ________________ ___, ______

                  For and on behalf of:

                  [NAME OF INDEPENDENT ENGINEER]

                  By:_______________________________
                     Name:
                     Title:]

         The Collateral Agent hereby directs the Depositary Agent to make the disbursements specified in this Disbursement Request.

                                              THE BANK OF NEW YORK,
                                              as Collateral Agent

                                              By:_______________________________
                                                 Name:
                                                 Title:

                                                                      Schedule I
                                                         to Disbursement Request

PART A

Disbursements from the Distribution Account:

                                                  AMOUNT OF       PAYEE AND WIRE INSTRUCTIONS
                                                   PAYMENT      (OR ADDRESS FOR DISBURSEMENTS
APPLICABLE PROJECT      DESCRIPTION OF PAYMENT                         BY CHECK)
------------------      ----------------------    ---------     ------------------------------
------------------      ----------------------    ---------     ------------------------------

------------------      ----------------------    ---------     ------------------------------

------------------      ----------------------    ---------    -------------------------------

------------------      ----------------------    ---------     ------------------------------

------------------      ----------------------    ---------     ------------------------------

------------------      ----------------------    ---------     ------------------------------

PART B

Disbursements from the Loss Proceeds Account:

                                                  AMOUNT OF       PAYEE AND WIRE INSTRUCTIONS
                                                   PAYMENT      (OR ADDRESS FOR DISBURSEMENTS
APPLICABLE PROJECT      DESCRIPTION OF PAYMENT                         BY CHECK)
------------------      ----------------------    ---------     ------------------------------
------------------      ----------------------    ---------     ------------------------------

------------------      ----------------------    ---------     ------------------------------

------------------      ----------------------    ---------    -------------------------------

------------------      ----------------------    ---------     ------------------------------

------------------      ----------------------    ---------     ------------------------------

------------------      ----------------------    ---------     ------------------------------

PART C

Disbursements from the Completion Account:

                                                  AMOUNT OF       PAYEE AND WIRE INSTRUCTIONS
                                                   PAYMENT      (OR ADDRESS FOR DISBURSEMENTS
APPLICABLE PROJECT      DESCRIPTION OF PAYMENT                         BY CHECK)
------------------      ----------------------    ---------     ------------------------------
------------------      ----------------------    ---------     ------------------------------

------------------      ----------------------    ---------     ------------------------------

------------------      ----------------------    ---------    -------------------------------

------------------      ----------------------    ---------     ------------------------------

------------------      ----------------------    ---------     ------------------------------

------------------      ----------------------    ---------     ------------------------------

PART D

Disbursements from the Major Maintenance Reserve Account:

                                                  AMOUNT OF       PAYEE AND WIRE INSTRUCTIONS
                                                   PAYMENT      (OR ADDRESS FOR DISBURSEMENTS
APPLICABLE PROJECT      DESCRIPTION OF PAYMENT                         BY CHECK)
------------------      ----------------------    ---------     ------------------------------
------------------      ----------------------    ---------     ------------------------------

------------------      ----------------------    ---------     ------------------------------

------------------      ----------------------    ---------    -------------------------------

------------------      ----------------------    ---------     ------------------------------

------------------      ----------------------    ---------     ------------------------------

------------------      ----------------------    ---------     ------------------------------

                                                                       EXHIBIT I
                                                                    TO EXHIBIT A

                         FORM OF REQUEST FOR EXPENDITURE

                                                                       EXHIBIT B
                                                   to Security Deposit Agreement

                       FORM OF ACCEPTABLE LETTER OF CREDIT

                                                                       EXHIBIT C
                                                   to Security Deposit Agreement

          FORM OF FUEL AND OPERATING ACCOUNTS DISBURSEMENT REQUEST(1)

                                                                          [Date]

The Bank of New York, as Collateral Agent
101 Barclay Street
New York, New York  10286
Attention:  Corporate Trust Department

The Bank of New York, as Depositary Agent
101 Barclay Street, Floor 8 West
New York, New York  10286
Attention:  Corporate Trust Department

                  Re:  NRG Peaker Finance Company LLC

Ladies and Gentlemen:

                  NRG Peaker Finance Company LLC (the "Issuer") is delivering this Disbursement Request pursuant to the Amended and Restated Security Deposit Agreement, dated January 6, 2004 (the "Depositary Agreement"), among the Issuer, each Project Company party thereto, The Bank of New York, as Collateral Agent and The Bank of New York, as Depositary Agent. Capitalized terms used but not defined herein shall have the meanings given to such terms in Annex A to the Common Agreement (as defined in the Depositary Agreement).

                  [Insert the following, as applicable in accordance with
         Section 4.1.2 of the Depositary Agreement, for disbursements from the Revenue Account --

                  Pursuant to Section 4.1.2 of the Depositary Agreement, we hereby request that the following disbursements be made from the Revenue Account:

                  (1) On [INSERT THE APPLICABLE DESIGNATED MONTHLY DATE]; transfer to the Fuel Account of each Project Company, in accordance with priority First in Section 4.1.2 of the Depositary Agreement, the following amounts:

------------------------
(1) To the extent there are not sufficient Account Funds in the Revenue Account to make the disbursements therefrom, such disbursements will be made in accordance with the Depositary Agreement.

         (a) $_____ to the Bayou Cove Project Company Fuel Account [Insert account number];

         (b) $_____ to the Big Cajun Project Company Fuel Account [Insert account number];

         (c) $_____ to the Rockford I Project Company Fuel Account [Insert account number];

         (d) $_____ to the Rockford II Project Company Fuel Account [Insert account number]; and

         (e) $_____ to the Sterlington Project Company Fuel Account [Insert account number].

                  (2) On [INSERT THE APPLICABLE DESIGNATED MONTHLY DATE]; transfer to the Operating Account of each Project Company, in accordance with priority Second in Section 4.1.2 of the Depositary Agreement, the following amounts:

         (a) $_____ to the Bayou Cove Project Company Operating Account [Insert account number];

         (b) $_____ to the Big Cajun Project Company Operating Account [Insert account number];

         (c) $_____ to the Rockford I Project Company Operating Account [Insert account number];

         (d) $_____ to the Rockford II Project Company Operating Account [Insert account number]; and

                           (e) $_____ to the Sterlington Project Company Operating Account [Insert account number].

                  (3) On [INSERT APPLICABLE DESIGNATED MONTHLY DATE], transfer $__________ to the Energy Manager in accordance with priority Third in Section 4.1.2 of the Depositary Agreement.

                  We hereby certify, as of [INSERT THE DESIGNATED MONTHLY DATE], that (a) the funds requested by this Disbursement Request will be used solely to pay the Energy Transaction Costs, operating costs and the Energy Manager Fee of [THE NAME OF THE PROJECT COMPANY]; (b) no Issuer Event of Default has occurred and is continuing or will result from the disbursements requested hereby, and
(c) we have complied with all applicable provisions of the relevant Financing Documents relating to the disbursements requested hereby.

         The agreements, statements, certifications, representations and warranties contained in this Fuel and Operating Accounts Disbursement Request shall survive and remain effective until the Obligations are paid or otherwise satisfied in full.

                            [SIGNATURE PAGES FOLLOW]

         IN WITNESS WHEREOF, the Issuer has caused this Fuel and Operating Accounts Disbursement Request to be duly executed and delivered by a Responsible Officer of the Issuer as of the date first above written.

                                              NRG PEAKER FINANCE COMPANY LLC

                                              By:_______________________________
                                                 Name:
                                                 Title:

         The Collateral Agent hereby directs the Depositary Agent to make the disbursements specified in this Disbursement Request.

                                              THE BANK OF NEW YORK,
                                              as Collateral Agent

                                              By:_______________________________
                                                 Name:
                                                 Title:

                                                                       EXHIBIT D
                                                   to Security Deposit Agreement

                      SPARE PARTS DISBURSEMENT REQUEST(1)

                                                                          [Date]

The Bank of New York, as Collateral Agent
101 Barclay Street, Floor 8 West
New York, New York  10286
Attention:  Corporate Trust Department

The Bank of New York, as Depositary Agent
101 Barclay Street, Floor 8 West
New York, New York  10286
Attention:  Corporate Trust Department

                  Re:  NRG Peaker Finance Company LLC

Ladies and Gentlemen:

                  NRG Peaker Finance Company LLC (the "Issuer") is delivering this Disbursement Request on behalf of the Rockford II Project Company pursuant to the Amended and Restated Security Deposit Agreement, dated January 6, 2004 (the "Depositary Agreement"), among the Issuer, the Rockford II Project Company and each of the other Project Companies party thereto, The Bank of New York, as Collateral Agent and The Bank of New York, as Depositary Agent. Capitalized terms used but not defined herein shall have the meanings given to such terms in Annex A to the Common Agreement (as defined in the Depositary Agreement).

                  [Insert the following, as applicable in accordance with
         Section 4.3.2 of the Depositary Agreement, for disbursements from the Debt Service Reserve Account --

                  Pursuant to Section 4.3.2 of the Depositary Agreement, we hereby request that the disbursements specified on Schedule I hereto be made from the Debt Service Reserve Account on [INSERT DATE(S) OF REQUESTED DISBURSEMENT] (the "Disbursement Date"). Such disbursements are due and payable on or prior to the Disbursement Date and all invoices with respect thereto are attached. The total

------------------------
(1) To the extent there are not sufficient Account Funds in the Debt Service Reserve Account to make the disbursements therefrom, such disbursements will be made in accordance with the Depositary Agreement.

amount of the requested disbursements is $__________, which amount does not exceed the cost of the Spare Parts to be paid.

         We hereby certify, as of [INSERT THE DATE(S) OF REQUESTED DISBURSEMENT], that (a) the funds requested by this Spare Parts Disbursement Request will be used solely to pay the costs of the Spare Parts; (b) no Issuer Event of Default has occurred and is continuing or will result from the disbursements requested hereby, and (c) we have complied with all applicable provisions of the relevant Financing Documents relating to the disbursements requested hereby.

         The agreements, statements, certifications, representations and warranties contained in this Spare Parts Disbursement Request shall survive and remain effective until the Obligations are paid or otherwise satisfied in full.

                            [SIGNATURE PAGES FOLLOW]

         IN WITNESS WHEREOF, the Issuer has caused this Spare Parts Disbursement Request to be duly executed and delivered by a Responsible Officer of the Issuer as of the date first above written.

                                              NRG PEAKER FINANCE COMPANY LLC

                                              By:_______________________________
                                                 Name:
                                                 Title:

         The Collateral Agent hereby directs the Depositary Agent to make the disbursements specified in this Spare Parts Disbursement Request.

                                              THE BANK OF NEW YORK,
                                              as Collateral Agent

                                              By:_______________________________
                                                 Name:
                                                 Title:

                                                                      SCHEDULE I
                                                                  To Spare Parts
                                                            Disbursement Request

                                                     Payee and wire Instructions
                                                    (or address for disbursements
   Description of Payment      Amount of Payment           by check)
---------------------------    -----------------    -----------------------------
---------------------------    -----------------    -----------------------------

---------------------------    -----------------    -----------------------------

---------------------------    -----------------    -----------------------------

---------------------------    -----------------    -----------------------------

---------------------------    -----------------    -----------------------------

---------------------------    -----------------    -----------------------------

---------------------------    -----------------    -----------------------------